As filed with the Securities and Exchange Commission on December 21, 2012

Securities Act File No. [________]
Investment Company Act File No. 811-22782

UNITED STATES SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM N-2

Registration Statement under the Securities Act of 1933                  ☒
Pre-Effective Amendment No.            ☐
Post-Effective Amendment No.      ☐

and/or

Registration Statement under the Investment Company Act of 1940          ☒
Amendment No.                            ☐

EGA FRONTIER DIVERSIFIED CORE FUND
(Exact Name of Registrant as Specified in Charter)

155 West 19th Street, 3rd Floor
New York, NY 10011
(Address of Principal Executive Offices)

Registrant’s telephone number, including Area Code: (888) 800-4347

Robert C. Holderith
155 West 19th Street, 3rd Floor
New York, NY 10011
(Name and Address of Agent for Service)

Copies to:

Robert C. Holderith Emerging Global Advisors, LLC 155 West 19th Street, 3rd Floor New York, NY 10011	Michael D. Mabry, Esquire Stradley Ronon Stevens & Young, LLP 2600 One Commerce Square Philadelphia, Pennsylvania 19103

Approximate date of proposed public offering: As soon as practicable after the effective date of this Registration Statement.

If any securities being registered on this form will be offered on a delayed or continuous basis in reliance on Rule 415 under the Securities Act of 1933, other than securities offered in connection with a dividend reinvestment plan, check the following box.   ☒
It is proposed that this filing will become effective (check appropriate box)
☐when declared effective pursuant to section 8(c)

CALCULATION OF REGISTRATION FEE UNDER THE SECURITIES ACT OF 1933

Title of Securities Being Registered	Amount Being Registered(1)	Proposed Maximum Offering Price Per Share	Proposed Maximum Aggregate Offering Price(1)	Amount of Registration Fee
Common Shares, no par value	40,000 Shares	$25.00	$1,000,000	$136.40
(1) Estimated solely for the purpose of calculating the registration fee.

The registrant hereby amends this Registration Statement on such date or dates as may be necessary to delay its effective date until the Registrant shall file a further amendment which specifically states that the Registration Statement shall thereafter become effective in accordance with Section 8(a) of the Securities Act of 1933 or until the Registration Statement shall become effective on such dates as the Securities and Exchange Commission, acting pursuant to said Section 8(a), may determine.

Prospectus [________], 2012

EGA Frontier Diversified Core Fund

EGA Frontier Diversified Core Fund’s investment objective is to seek long-term capital appreciation.

The EGA Frontier Diversified Core Fund (the “Fund”) seeks to achieve its investment objective by attempting to return the price and yield performance of the FTSE Frontier Diversified Core Index. The Fund is a Delaware statutory trust registered under the Investment Company Act of 1940, as amended, as a closed-end, diversified management investment company.  This Prospectus offers shares of beneficial interest of the Fund (“Shares”), which are continuously offered.

This prospectus sets forth concisely the information about the Fund that a prospective investor ought to know before investing.  You should read it carefully before you invest, and keep it for future reference.  The Fund has filed with the Securities and Exchange Commission (“SEC”) a Statement of Additional Information (“SAI”) dated [________], 2012. The SAI is incorporated by reference into this prospectus, which means it is part of this prospectus for legal purposes.  The Fund’s SAI and annual and semiannual reports to shareholders, when available, will include additional information about the Fund. You may get free copies of these materials or make shareholder inquiries by calling the Fund toll-free at [1-888-xxx-xxxx].  Shareholders can also visit the Fund’s website at www.egshares.com

These securities have not been approved or disapproved by the Securities and Exchange Commission nor has the Commission passed upon the accuracy or adequacy of this prospectus. Any statement to the contrary is a crime.

Price to Public	Sales Load	Proceeds to Registrant or Other Persons
Per Share	[ ]%
Total

The Shares are not listed for trading on any national securities exchange.  The Shares have no trading market and no market is expected to develop.  To prevent the Fund from reaching an asset size where the Fund will no longer efficiently achieve its investment objective, the Fund’s management currently anticipates capping the Fund’s asset size at $[           ].  You should consider your investment in the Fund to be illiquid.  In order to provide liquidity to shareholders, the Fund will make quarterly offers to repurchase a portion of its outstanding Shares at net asset value (“NAV”) as described herein.  There is no guarantee that you will be able to sell your Shares at any given time.  An investment in the Fund is suitable only for long-term investors who can bear the risks associated with the limited liquidity of the Shares.  The Fund is not an appropriate investment for investors who desire the ability to reduce their investments to cash on a timely basis.  Investment in the Fund involves significant risk and is suitable only for persons who can bear the economic risk of the loss of their investment.  You should carefully consider these risks before investing in the Fund.

The Fund operates as an “interval fund,” which means that the Fund, subject to applicable law, will offer to repurchase a portion of its outstanding Shares at per share NAV on a regular schedule.  The schedule requires the Fund to make repurchase offers every three months.  For each repurchase offer, the Fund currently expects it will offer to repurchase 25% of its outstanding Shares, as approved by the Fund’s Board of Trustees (the “Board”) for that particular repurchase offer.  It is possible that a repurchase offer may be oversubscribed, with the result that shareholders may only be able to have a portion of their Shares repurchased.  The Fund expects to issue the first repurchase offer on a date within three months following the date upon which Fund commences operation.  For more information on the Fund’s interval structure, policies and related risk, see “Principal Risks of Investing in the Fund—Repurchase Offer Risk” and “Periodic Offers to Repurchase Shares from Shareholders” below.

The proceeds to the Fund of the offering of the Shares currently registered but not yet issued or distributed are estimated at $[                  ] million and, subject to the initial sales charges for Shares and the expenses of issuance and distribution, will be invested by the Fund over the course of the continuous offering, subject to any repurchases of the Shares by the Fund.  The expenses of issuance and distribution for such Shares are estimated at $[__________].  The Fund’s investment adviser and its affiliates may pay from their own resources, additional compensation to securities dealers in connection with the sale and distribution of the Shares.

You may review and copy information about the Fund, including its SAI, at the SEC’s Public Reference Room in Washington, D.C. You may call the Commission at 1-202-551-8090 for information about the operation of the Public Reference Room.  You may also access reports and other information about the Fund on the EDGAR Database on the Commission’s website at http://www.sec.gov.  You may get copies of this information, with payment of a duplication fee, by electronic request at the following E-mail address: publicinfo@sec.gov, or by writing the Commission’s Public Reference Section, Washington, D.C. 20549-1520.  You may need to refer to the Fund’s file number.

You should not construe the contents of this prospectus as legal, tax or financial advice.  You should consult with your own professional advisors as to legal, tax, financial or other matters relevant to the suitability of an investment in the Fund.

Table of Contents
Fund Summary	[__]
Investment Objective, Strategies, Risks and Portfolio Holdings	[__]
Fund Management	[__]
The Investment Adviser	[__]
Portfolio Managers	[__]
Other Information	[__]
Sales Charges	[__]
Dividends and Distributions	[__]
Shareholder Account Information	[__]
Initial Sales Charges	[__]
Quarterly Purchases of Fund Shares	[__]
Pricing of Shares	[__]
Taxes	[__]
Payments to Financial Intermediaries	[__]
Important Notice Regarding Delivery of Security Holder Documents	[__]
Obtaining Additional Information	[__]

Fund Summary

Investment Objective
The Fund’s investment objective is to seek long-term capital appreciation.

Fees and Expenses of the Fund
This table describes the fees and expenses that you may pay if you buy and hold Shares of the Fund.

Shareholder Fees (fees paid directly from your investment)
Maximum Sales Charge (Load) Imposed on Purchases (as a percentage of offering price)	[ ] %1
Redemption Fee (as a percentage of amount redeemed within one year of purchase)	[ ]%

Annual Fund Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)
Management Fees	[ ]%
Other Expenses2	----
Total Annual Fund Operating Expenses3	[ ]%
1  Waived for the first 180 days of the Fund’s offering.  Investments made at or above $500,000 are subject to a maximum sales charge of [    ]%.  Investments made at or above $1 million are not subject to an initial sales charge.
2  Estimated for Fund’s initial fiscal year.
3   Under the investment advisory agreement, the Adviser has agreed to assume all of the Fund’s ordinary operating expenses from its management fees excluding any taxes, interest, brokerage fees, and extraordinary or other non-routine expenses.

Example

This Example is intended to help you compare the cost of investing in the Fund with the cost of investing in other funds.

The Example assumes that you invest $50,000 in the Fund for the time periods indicated and then redeem all of your Shares at the end of those periods.  The Example also assumes that your investment has a 5% return each year and that the Fund’s operating expenses remain the same.

Although your actual costs may be higher or lower, based on these assumptions, your costs would be:

	1 Year	3 Years	5 Years	10 Years
Shares	$[__]	$[__]	$[__]	$[__]

You would pay the following expenses if you did not redeem your Shares:

	1 Year	3 Years	5 Years	10 Years
Shares	$[__]	$[__]	$[__]	$[__]

Portfolio Turnover

The Fund pays transaction costs, such as commissions, when it buys and sells securities or other instruments.  A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when Shares are held in a taxable account.  These costs, which are not reflected in annual Fund operating expenses or in the example, affect the Fund’s performance.  The Fund may experience portfolio turnover to the extent that the FTSE Frontier Diversified Core Index is rebalanced (quarterly) or reconstituted (annually).

Principal Investment Strategies of the Fund
The Fund invests, under normal circumstances, at least 80% of its net assets (plus any borrowings for investment purposes) in frontier markets securities.  As of [           ], 2012, frontier markets include the following countries: Bahrain, Bangladesh, Botswana, Bulgaria, Cote d'Ivoire, Croatia, Cyprus, Estonia, Ghana, Jordan, Kenya, Lithuania, Macedonia, Malta, Mauritius, Nigeria, Oman, Qatar, Romania, Serbia, Slovakia, Slovenia, Sri Lanka, Tunisia, and Vietnam.

The Fund seeks to achieve its investment objective by attempting to return the price and yield performance of the FTSE Frontier Diversified Core Index through investments in exchange-listed frontier markets securities.  The FTSE Frontier Diversified Core Index is comprised of fifty companies in frontier markets (as defined by FTSE’s Country Classification System).  Companies included in the Index, will have, at the time of the reconstitution of the Index, a float-adjusted market capitalization of at least $50 million.  The Index will consist of not more than seven companies from any one country, and each such company must be from a different Industry Classification Benchmark (“ICB”) Industry.  Individual company positions are initially capped at 2.75%.

The Fund will invest primarily in equity securities.  Equity securities include common and preferred stocks, convertible securities, rights and warrants to purchase common stock and depositary receipts.  The Fund does not anticipate utilizing financial leverage in the form of borrowings but reserves the right to do so.

Repurchase Offers

As an interval fund, the Fund will make periodic offers to repurchase a portion of its outstanding Shares at NAV per share. The Fund has adopted a fundamental policy, which cannot be changed without shareholder approval, to make repurchase offers not less frequently then every three months. The Fund expects the first repurchase offer to be issued no sooner than six months but no later than nine months following the date the Fund commences operations.

For each repurchase offer, the Fund currently expects that it will offer to repurchase 25% of its outstanding Shares for a particular repurchase offer.  There is no guarantee that you will be able to sell Shares in an amount or at the time that you desire.  Proceeds from the repurchase of Shares will be paid in cash (in U.S. dollars).  The procedures that will apply to the Fund’s repurchase offers are described in “Periodic Offers to Repurchase Shares from Shareholders” below.

Principal Risks of Investing in the Fund
As with any investment, loss of money is a risk of investing.  An investment in the Fund is not a deposit in a bank and is not insured or guaranteed by the Federal Deposit Insurance Corporation (FDIC) or any other governmental agency.  The risks associated with an investment in the Fund can increase during times of significant market volatility.  The principal risks of investing in the Fund are:

EGA Frontier Diversified Core Fund

Currency/Exchange Rate Risk.  The dollar value of the Fund’s foreign investments will be affected by changes in the exchange rates between the dollar and the currencies in which those investments are traded.

Developing Markets Securities Risk.  Securities issued by foreign companies and governments located in developing countries may be affected more negatively by inflation, devaluation of their currencies, higher transaction costs, delays in settlement, adverse political developments, the introduction of capital controls, withholding taxes, nationalization of private assets, expropriation, social unrest, war or lack of timely information than those in developed countries.

Frontier Markets Securities Risk.  Frontier markets countries generally have smaller economies or less developed capital markets than traditional emerging markets and, as a result, the risks of investing in emerging markets countries are magnified in frontier countries.

Foreign Securities Risk.  The Fund’s foreign investments may be affected by changes in a foreign country’s exchange rates; political and social instability; changes in economic or taxation policies; difficulties when enforcing obligations; decreased liquidity; and increased volatility.  Foreign companies may be subject to less regulation resulting in less publicly available information about the companies.

Liquidity Risk.  The Fund may hold less liquid or illiquid securities that it may be unable to sell at the preferred time or price and could lose its entire investment in such securities.

Management Risk.  The investment techniques and risk analysis used by the Fund’s portfolio managers may not produce the desired results.

Market Risk.  The prices of and the income generated by the Fund’s securities may decline in response to, among other things, investor sentiment; general economic and market conditions; regional or global instability; and currency and interest rate fluctuations.

Repurchase Offer Risk. If the Fund repurchases more Shares than it is able to sell, the Fund’s net assets may decline and the Fund’s ability to achieve its investment objective may be adversely affected.  Moreover, this may force the Fund to sell assets it would not otherwise sell, and the Fund may be forced to dispose of Fund assets that may have declined in value.

Small- and Mid-Capitalization Risks.  Stocks of small and medium capitalization companies could be more difficult to liquidate during market downturns compared to larger, more widely traded companies. Small and medium capitalization companies may have greater volatility in price than the stocks of large companies due to limited product lines or resources or a dependency upon a particular market niche.

Performance Information
No performance information is available for the Fund because it has not yet completed a full calendar year of operations.  In the future, the Fund will disclose performance information in a bar chart and performance table.  Such disclosure will give some indication of the risks of an investment in the Fund by comparing the Fund’s performance with a broad measure of market performance and by showing changes in the Fund’s performance from year to year.

Management of the Fund
Investment Adviser: Emerging Global Advisors, LLC (“EGA” or the “Adviser”)

Portfolio Managers	Title	Length of Service on the Fund
Richard Kang	Portfolio Manager	2012
Habib Moudachirou	Portfolio Manager	2012

Purchase of Fund Shares
You may purchase Shares of the Fund each calendar quarter through your financial adviser.

Initial investments in the Shares of the Fund must be at least $50,000.  A shareholder may aggregate an initial investment from separate accounts that are each less than $50,000 (but at least $25,000), if the shareholder’s total investment in the Fund is at least $50,000.  There is no minimum investment requirement for subsequent follow-on investments in the Fund.

Tax Information
The Fund intends to qualify each year as a regulated investment company and, as such, is not subject to entity-level tax on the income and gain it distributes to shareholders.  The Fund’s distributions generally are taxable to you as ordinary income, capital gains, or some combination of both, unless you are investing through a tax-deferred arrangement, such as a 401(k) plan or individual retirement account.

Payments to Broker-Dealers and Other Financial Intermediaries
If you purchase the Fund through a broker-dealer or other financial intermediary (such as a bank), the Adviser or its related companies may pay the intermediary for the sale of Shares and related services.  These payments may create a conflict of interest by influencing the broker-dealer or other intermediary and your salesperson or financial adviser to recommend the Fund over another investment.  Ask your salesperson or financial adviser or visit your financial intermediary’s website for more information.

Investment Objective, Strategies, Risks and Portfolio Holdings

Objective and Strategies
The Fund’s investment objective is to seek long-term capital appreciation.  The Fund’s investment objective may be changed by the Board without shareholder approval.

The Fund invests, under normal circumstances, at least 80% of its net assets (plus any borrowings for investment purposes) in frontier markets securities.  As of [           ], 2012, frontier markets include the following countries: Bahrain, Bangladesh, Botswana, Bulgaria, Cote d'Ivoire, Croatia, Cyprus, Estonia, Ghana, Jordan, Kenya, Lithuania, Macedonia, Malta, Mauritius, Nigeria, Oman, Qatar, Romania, Serbia, Slovakia, Slovenia, Sri Lanka, Tunisia, and Vietnam.

The Fund seeks to achieve its investment objective by attempting to return the price and yield performance of the FTSE Frontier Diversified Core Index.  The Fund invests, under normal circumstances, in exchange-listed frontier markets securities that generally correspond to the compared securities of the FTSE Frontier Diversified Core Index.  These securities may be less liquid than securities of companies in more developed markets.  The FTSE Frontier Diversified Core Index is comprised of fifty companies in frontier markets (as defined by FTSE’s Country Classification System).  Companies included in the Index, will have, at the time of the reconstitution of the Index, a float-adjusted market capitalization of at least $50 million.  The Index will consist of not more than seven companies from any one country, and each such company must be from a different ICB Industry.  Individual company positions are initially capped at 2.75%.

EGA Frontier Diversified Core Fund

The Fund will invest primarily in equity securities. Equity securities include common and preferred stocks, convertible securities, rights and warrants to purchase common stock and depositary receipts.

Because of the relative illiquidity of the Fund’s investments, the Fund believes it will not be fully invested until three months after the commencement of operations.  During that period, the Fund may invest a significant portion of its assets in cash or cash equivalents and, to the extent so invested, may not be able to achieve its investment objective.

To prevent the Fund from reaching an asset size where the Fund will no longer efficiently achieve its investment objective, the Fund’s management currently anticipates capping the Fund’s asset size at $[           ].

The Fund’s investments in the types of securities described in this prospectus vary from time to time, and, at any time, the Fund may not be invested in all of the types of securities described in this prospectus.  Any percentage limitations, with respect to assets of the Fund are applied at the time of purchase, except for limitations on borrowing.

Periodic Offers to Repurchase Shares from Shareholders
The Fund does not intend to list Shares on any securities exchange or arrange for their quotation on any over-the-counter market.  Because a secondary market does not currently exist for the Shares and one is not likely to develop, the Shares are not readily marketable.  The Fund has, however, adopted a fundamental policy to offer not less frequently then each quarter to repurchase a portion of the Shares outstanding.  In response to each Repurchase Offer, shareholders may choose to tender their Shares to the Fund for repurchase. Repurchase Offers occur at a price per share equal to the NAV per share of the Shares determined as of the close of business (4:00 p.m. Eastern time) on the day the Repurchase Offer ends or within a period of fourteen days (or the next business day after that period) after the Repurchase Offer ends.  Shareholders will be notified in writing at the beginning of each Repurchase Offer.

Under certain limited circumstances, the Fund may suspend or postpone a quarterly Repurchase Offer for the repurchase of Shares from the Fund’s shareholders.  (The Fund must meet certain regulatory requirements and must give notice to shareholders in order to suspend or postpone a Repurchase Offer).  In that event, the Fund’s shareholders will likely be unable to sell their Shares until the suspension or postponement ends.  The Fund, the Adviser and the Fund’s distributor are prohibited from making a market in the Shares as long as the Fund continues to publicly offer Shares.

Investment Risks
Many factors affect the value of an investment in the Fund.  The Fund’s NAV will change daily based on variations in market conditions, interest rates and other economic, political or financial developments. The risks of investing in the Fund are:

Currency/Exchange Rate Risk.  The value of an investment denominated in a foreign currency could change significantly as foreign currencies strengthen or weaken relative to the U.S. dollar.  Generally, when the U.S. dollar gains in value against a foreign currency, an investment traded in that foreign currency loses value because that currency is worth fewer U.S. dollars.  U.S. dollar investments in American Depositary Receipts (“ADRs”) or ordinary shares of foreign issuers traded on U.S. exchanges are indirectly subject to foreign currency risk to the extent that the issuer conducts its principal business in markets where transactions are denominated in foreign currencies.

EGA Frontier Diversified Core Fund

Developing Markets Securities Risk.  Developing markets risks include: smaller market capitalization of securities markets, which may suffer periods of relative illiquidity; significant price volatility; significant periods of inflation or deflation; restrictions on foreign investment; possible nationalization, expropriation, or confiscatory taxation of investment income and capital; increased social, economic and political uncertainty and instability; pervasive corruption and crime; more substantial governmental involvement in the economy; less governmental supervision and regulation; differences in auditing and financial reporting standards, which may result in unavailability of material information about issuers; and less developed legal systems.  In addition, many of the countries in which the Fund may invest have experienced substantial, and during some periods extremely high, rates of inflation for many years. Inflation and rapid fluctuations in inflation rates have had, and may continue to have, negative effects on the economies and securities markets of certain countries.  Moreover, the economies of some developing countries have less favorable growth of gross domestic product, rapid rates of inflation, currency depreciation, capital reinvestment, resource self-sufficiency and balance of payments position compared to the U.S. economy.  Economies of developing market countries could likewise be adversely affected by significant periods of deflation or greater sensitivity to interest rates.

Investments in emerging market countries may involve risks of nationalization, expropriation and confiscatory taxation.  For example, the former Communist governments of a number of Eastern European countries expropriated large amounts of private property in the past, in many cases without adequate compensation, and there can be no assurance that such expropriation will not occur in the future. In the event of expropriation, the Fund could lose a substantial portion of any investments it has made in the affected countries.

Even though the currencies of some emerging market countries may be pegged to the U.S. dollar, the conversion rate may be controlled by government regulation or intervention at levels significantly different than what would prevail in a free market.  Significant revaluations of the U.S. dollar exchange rate of these currencies could cause substantial reductions in the Fund’s NAV.

Frontier Markets Securities Risk.  Investments in frontier markets countries are a subset of emerging markets countries.  Frontier markets countries generally have smaller economies or less developed capital markets than traditional emerging markets and, as a result, the risks of investing in emerging markets countries are magnified in frontier markets countries.  In addition, frontier markets securities have less liquidity and lack established legal, political, regulatory, business, and social frameworks to support securities markets when compared to more developed markets.

Foreign Securities Risk.  The dollar value of the Fund’s foreign investments may be affected by changes in the exchange rates between the dollar and the currencies in which those investments are traded.  The value of the Fund’s foreign investments may be adversely affected by political and social instability in their home countries, by changes in economic or taxation policies in those countries, or by the difficulty in enforcing obligations in those countries. Foreign companies generally may be subject to less stringent regulations than U.S. companies, including financial reporting requirements and auditing and accounting controls.  As a result, there generally is less publicly available information about foreign companies than about U.S. companies.  Trading in many foreign securities may be less liquid and more volatile than U.S. securities due to the size of the market or other factors.

Liquidity Risk.  A security is considered to be illiquid if the Fund is unable to sell such security at a fair price within a reasonable amount of time.  A security may be deemed illiquid due to a lack of trading volume in the security or if the security is privately placed and not traded in any public market or is

EGA Frontier Diversified Core Fund

otherwise restricted from trading.  The Fund may be unable to sell illiquid securities at the time or price it desires and could lose its entire investment in such securities.

Management Risk.  The investment techniques and risk analyses applied by the portfolio management team may not produce the desired results and that legislative, regulatory, or tax developments may affect the investment techniques available to the portfolio management team in connection with managing the Fund.  There is no guarantee that the investment objective of the Fund will be achieved

Market Risk.  The value of equity securities owned by the Fund may decline, at times sharply and unpredictably, because of economic changes or other events that affect individual issuers or large portions of the market. It includes the risk that a particular style of investing, such as growth or value, may underperform the market generally.

Repurchase Offer Risk. The Fund’s NAV may decline as a result of the Fund’s having to sell portfolio securities to raise cash to repurchase its Shares in a Repurchase Offer.  Selling portfolio securities may cause the market prices of these securities, and hence the Fund’s NAV, to decline.  If such a decline occurs, the Fund cannot predict its magnitude or whether such a decline would be temporary or continue  until or beyond the date the Repurchase Offer is priced.  Because the price per share to be paid in the Repurchase Offer will depend upon the NAV per share as determined on the actual pricing date, the sales proceeds received by tendering shareholders would be reduced if the decline continued until the actual pricing date.  In addition, the sale of portfolio securities will increase the Fund’s transaction expenses, and the Fund may receive proceeds from the sale of portfolio securities that are less than their valuations by the Fund. Accordingly, because of a Repurchase Offer, the Fund’s NAV per share may decline more than it otherwise might, thereby reducing the amount of proceeds received by tendering shareholders and the NAV per share for non-tendering shareholders.  In addition, shareholders may not be able to liquidate all Shares they have tendered during a Repurchase Offer if the total amount of Shares tendered  by shareholders exceeds the Repurchase Offer amount.

Small- and Mid-Capitalization Risks.  Stocks of small and mid-sized companies tend to be more vulnerable to adverse developments and may have little or no operating history or track record of success, and limited product lines, markets, management and financial resources.  The securities of small and mid-sized companies may be more volatile due to less market interest and less publicly available information about the issuer.  They also may be illiquid or restricted as to resale, or may trade less frequently and in smaller volumes, all of which may cause difficulty when establishing or closing a position at a desirable price.

Tax Risks.  The Fund intends to elect to be treated and to qualify for treatment as a regulated investment company (“RIC”) under Subchapter M of the Internal Revenue Code of 1986, as amended (the “Code”) commencing with the Fund’s first taxable year by meeting the composition of income, asset diversification, and distribution requirements that apply to RICs.  If for any reason the Fund fails to qualify for treatment as a RIC, the Fund will have to pay corporate-level taxes on all of its income whether or not the Fund distributes it, which would substantially reduce the amount of income available for distributions to the shareholders. The Fund’s distributions to shareholders would generally be taxed as ordinary income, and the Fund might need to dispose of certain assets or pay certain penalties in order to once again qualify as a RIC.

Portfolio Holdings
A description of Fund policies and procedures with respect to the disclosure of Fund portfolio holdings is available in the SAI, which is available at www.egshares.com.

EGA Frontier Diversified Core Fund

Fund Management

Fund Organization
The Fund is a Delaware statutory trust registered under the 1940 Act.  The Board is responsible for the Fund’s overall management and direction.  The Board elects the Fund’s officers and approves all significant agreements, including those with the investment adviser, custodian and fund administrative and accounting agent.

The Investment Adviser

EGA acts as the Fund’s investment adviser pursuant to an investment advisory agreement with the Fund (the “Advisory Agreement”).  EGA is a Delaware limited liability company with its principal offices located at 155 West 19th Street, 3rd Floor, New York, NY 10011.   As of [      ], 2012, EGA had approximately $[       ] billion in assets under discretionary management.

Pursuant to the Advisory Agreement, EGA has overall responsibility for the management and investment of the Fund’s securities portfolio.  For the investment advisory services provided to the Fund, EGA is entitled to receive fees equal to [       ]% of the average daily net assets of the Fund.  Under the Advisory Agreement, EGA has agreed to assume all of the Fund’s ordinary operating expenses from its management fees excluding taxes, interest, brokerage fees, and extraordinary or other non-routine expenses.  A discussion of the basis for the Board’s approval of the Advisory Agreement will be available in the Fund’s next report to shareholders.

Portfolio Managers

The following individuals are jointly and primarily responsible for the day-to-day management of the Fund’s portfolio:

•
Richard Kang has served as Chief Investment Officer since the company's founding in 2008.  Previously, he was CIO of ETFx Indexes LLC, a boutique index provider focused on alternative investments (alternative asset classes, alternative indexing methodologies, alternative themes and strategies) that he helped found.  Earlier, he was CIO at Quadrexx Asset Management, a start up fund-of-hedge-funds, and co-founded Meridian Global Investors, an investment counseling firm managing globally diversified portfolios including both traditional and alternative asset classes primarily through the use of passive instruments.  He has consulted for various asset allocators as well as fund managers in the areas of hedge funds and ETFs.

•
Habib Moudachirou joined Emerging Global Advisors in January 2012 and is an Executive Director serving as portfolio manager.  Prior to joining EGA, Mr. Moudachirou was a financial engineer and fund structurer at HSBC Global Asset Management in New York from December 2001 to December 2011. He worked within the quantitative business team from July 2005 to December 2011 and was a portfolio manager from October 2002 to July 2005 at Sinopia Asset Management - HSBC's quantitative asset management arm - in Paris.  Mr. Moudachirou was also an equities and derivatives trader from December 2001 to October 2002. He holds a dual M.Sc in Statistical Engineering and Quantitative Finance and is a certified FRM.

The Portfolio Managers generally have final authority over all aspects of the Fund’s investment portfolio, including but not limited to, purchases and sales of individual securities, portfolio construction

EGA Frontier Diversified Core Fund

techniques, portfolio risk assessment, and the management of daily cash flows in accordance with portfolio holdings.  The degree to which the Portfolio Managers may perform these functions, and the nature of these functions, may change from time to time.

More information on the Portfolio Managers may be found at www.egshares.com.  The website is not part of this prospectus.

The Fund’s SAI provides additional information about the Portfolio Managers’ compensation, other accounts managed by the Portfolio Managers, and the Portfolio Managers’ ownership of Shares in the Fund.

Periodic Offers by the Fund to Repurchase Shares from Shareholders
The Fund is not aware of any currently existing secondary market for Shares and does not anticipate that a secondary market will develop for Shares.  A secondary market is a market, exchange facility or system for quoting bid and asking prices where securities such as the Shares can be readily bought and sold among holders of the securities after they are initially distributed.  Without a secondary market, Shares are not liquid, which means that they are not readily marketable.  However, the Fund has taken action to provide a measure of liquidity to shareholders.  The Fund has adopted share repurchase policies as fundamental policies.  This means the policies may not be changed without the vote of the holders of a majority of the Fund’s outstanding voting securities.  These policies provide that the Fund will make Repurchase Offers, which are at least quarterly offers by the Fund to repurchase a designated percentage of the outstanding shares owned by the Fund’s shareholders.  The Fund will suspend or delay a Repurchase Offer only if certain regulatory requirements (described in the notice of the Repurchase Offer) are met. See “Suspension or Postponement of Repurchase Offer.”  The price of the repurchase of shares will be the NAV per share determined as of the close of business (normally, 4:00 p.m. Eastern time) or a date within a maximum of 14 days (or the next business day after that period) after the date the Repurchase offer ends as described below.

Repurchase procedures
At the beginning of each Repurchase Offer, the Fund will send to its shareholders a written notification about the Repurchase Offer, how they may request that the Fund repurchase their Fund shares and the deadline for shareholders to provide their repurchase requests to Investor Services (Repurchase  Request Deadline), which is the date the Repurchase Offer ends.  The time between the notification to the shareholders and the Repurchase Request Deadline may vary from no more than six weeks to no less than three weeks.  For each Repurchase Offer the Fund will establish the Repurchase Request Deadline based on factors, such as market conditions, liquidity of the Fund’s assets and shareholder servicing considerations.  The repurchase price of the Shares will be the NAV as of the close of the New York Stock Exchange on the date on which the repurchase price of the Shares will be determined (Repurchase  Pricing Date).  The Fund has determined that the Repurchase Pricing Date may occur no later than the 14th day after the Repurchase Request Deadline or the next business day if the 14th day is not a business day.  Within such 14-day period, the Fund may use an earlier Repurchase Pricing Date under certain circumstances and most often uses the Repurchase Request Deadline itself, as the Repurchase Pricing Date.

The Board may establish other policies for repurchases of Shares that are consistent with the 1940 Act, and other pertinent laws.  Shares tendered by shareholders by any Repurchase Request Deadline will be repurchased subject to the aggregate repurchase amounts established for that Repurchase Request Deadline.  Repurchase proceeds will be paid to shareholders, in cash, within seven days after each

EGA Frontier Diversified Core Fund

Repurchase Pricing Date.  The end of the seven days is referred to as the “Repurchase Payment Deadline.”

Repurchase amounts
The Board, in its sole discretion, will determine the number of shares that the Fund will offer to repurchase (Repurchase Offer Amount) for a given Repurchase Request Deadline.  Currently, the Fund expects the Repurchase Offer Amount will be 25%  of the total number of Shares outstanding on the Repurchase Request Deadline.  A Repurchase Offer is expected to conclude near the end of every calendar quarter each year. If Fund shareholders tender more Shares than the Fund decides to repurchase, the Fund will repurchase the Shares on a pro rata basis, rounded down to the nearest full share.  The Fund may, however, accept all Shares tendered  by shareholders who own less than one hundred Shares and who tender all their Shares, before accepting on a pro rata basis Shares tendered by other shareholders.

Notices to Shareholders
Notice of each quarterly Repurchase Offer (and any additional discretionary Repurchase Offers) will be sent to each beneficial owner of Shares between 21 and 42 days before each Repurchase Request Deadline.  The notice will include detailed instructions on how to tender Shares. The notice will state the Repurchase Offer Amount.  The notice will also identify the dates of the Repurchase Request Deadline, latest Repurchase Pricing Date, and latest Repurchase Payment Deadline.  The notice will state that the NAV may fluctuate between the Repurchase Request Deadline and the Repurchase Pricing Date, if such dates do not coincide, and the possibility that the Fund may use an earlier Repurchase Pricing Date than the latest possible Repurchase Pricing Date under certain circumstances.  The notice will describe (i) the procedures for you to tender your Shares, (ii) the procedures for the Fund to repurchase Shares on a pro rata basis, (iii) the circumstances in which the Fund may suspend or postpone a Repurchase Offer, and (iv) the procedures that will enable you to withdraw or modify your tenders of Shares prior to the Repurchase Request Deadline.

Repurchase price
The current NAV of the Shares is computed daily, including the five business days before a Repurchase Request Deadline.  The Board has determined that the time at which the NAV will be computed will be as of the close of the New York Stock Exchange.  You may call the Fund at [1-888-xxx-xxx] to learn the NAV per share or access the information on the Fund’s website at www.egshares.com.  The notice of the Repurchase Offer will give the NAV per share as of a recent date, and a toll-free number for information regarding  the Repurchase Offer.  During the period from notification to shareholders of a Repurchase Offer until the Repurchase Pricing Date, the Fund will maintain liquid assets equal to 100% of the Repurchase Offer Amount based on each day’s NAV.

Suspension or Postponement of Repurchase Offer
The Fund will not suspend or postpone a Repurchase Offer except if a majority of the Board, including a majority of the Board members who are not “interested persons” of the Fund, as defined in the 1940 Act (Independent Trustees), vote to do so, and only (a) if the Repurchase Offer would cause the Fund to lose its status as a regulated  investment company under Subchapter M of the Internal Revenue Code; (b) for any period during which the New York Stock Exchange or any market in which the securities owned by the Fund are principally traded is closed, other than customary  weekend and holiday closings, or during which trading in such market is restricted; (c) for any period during which any emergency exists as a result of which disposal by the Fund of securities owned by it is not reasonably practicable, or during which it is not reasonably practicable for the Fund to fairly determine its NAV; or (d) for such other periods as the SEC may by order permit for the protection of shareholders of the Fund.  The Fund will

EGA Frontier Diversified Core Fund

send to its shareholders notice of any suspension or postponement and notice of any renewed Repurchase Offer after a suspension or postponement.

Fundamental Policies Relating to Periodic Repurchase Offers

Pursuant to Rule 23c-3 under the 1940 Act, the Fund has adopted the following fundamental investment policies relating to periodic repurchase offers, which may not be changed without a vote of a majority of the outstanding voting securities:

(1) The Fund will make repurchase offers at periodic intervals pursuant to Rule 23c-3 under the 1940 Act, as that Rule may be amended from time to time, and as it is interpreted by SEC or its staff, or other regulatory authorities having jurisdiction or their staffs, from time to time, and in accordance with any exemptive relief granted by the SEC or other regulatory authority having jurisdiction from time to time;

(2) The periodic interval between repurchase request deadlines will be not more than three months;

(3) The repurchase request deadline (as defined in Rule 23c-3) for each repurchase offer will be the 21st day after the issuance of notification of the repurchase offer (or the next business day if the 21st day is not a business day); and

(4) Each repurchase pricing date (as defined in Rule 23c-3) will be not later than the 14th day after the preceding repurchase request deadline (or the next business day if the 14th day is not a business day).

Other Information

Description of Shares of Beneficial Interest
Each Share represents an equal proportionate interest in the assets and liabilities of the Fund and has identical voting, dividend, redemption, liquidation and other rights and preferences as the other Shares of the Fund.

Sales Charges
Purchases of Share of the Fund are subject to the maximum [    ]% initial sales charge as listed under the heading “Initial Sales Charges” in the “Shareholder Account Information — Initial Sales Charges” section of this prospectus.  Purchases of Shares will be subject to payment of redemption fees during the initial 12 months after purchase as listed under the heading “Redemption Fees” in the “Shareholder Account Information ” section of this prospectus.

Dividends and Distributions
The Fund expects, based on its investment objective and strategies, that its distributions, if any, will consist of ordinary income, capital gains, or some combination of both.

The Fund generally declares and pays dividends from net investment income, if any, annually.  However, the officers of the Fund are authorized in their discretion not to pay a dividend for the Fund if such officers determine that the cost of paying the dividend (including costs borne by the Fund for printing and mailing dividend checks) exceeds the amount of income or excise tax that is payable by the Fund as a result of not paying the dividend.

EGA Frontier Diversified Core Fund

The Fund generally distributes long-term and short-term capital gains (net of any available capital loss carryovers), if any, at least annually.  Capital gains distributions may vary considerably from year to year as a result of the Fund’s normal investment activities and cash flows.  During a time of economic volatility, the Fund may experience capital losses and unrealized depreciation in value of investments, the effect of which may be to reduce or eliminate capital gains distributions for a period of time.  Even though the Fund may experience a current year loss, it may nonetheless distribute prior year capital gains.

The Fund may distribute such income dividends and capital gains more frequently, if necessary, in order to reduce or eliminate federal excise or income taxes on the Fund.

Shareholder Account Information
If Shares of the Fund are held in an account maintained by an intermediary or in the name of a conduit investment vehicle (and not in the name of an individual investor), the intermediary or conduit investment vehicle may impose rules which differ from, and/or charge a transaction or other fee in addition to, those described in this prospectus.

Additional information is available on the Internet at www.egshares.com or consult the Fund’s SAI, which is available on that same website or upon request free of charge.  The website is not part of this prospectus.

Initial Sales Charges
As used below, the term “offering price” with respect to all categories of Share includes the initial sales charge.

Amount invested		As a % of	As a % of
in a single transaction*		Offering Price	Investment
Less than	$ 500,000	[ ]%	[ ]%
$500,000 but less than	$ 1,000,000	[ ]%	[ ]%
More than	$ 1,000,000	None	None

   *Sales charges will apply on purchases made after the initial investment.  Prior investments in the Fundwill be considered when calculating the applicable sales charge as the sales charges are calculatedbased on the shareholder’s aggregate investment in the Fund.

Initial Waiver of Sales Charge
The Fund will waive the the initial sales charge for the first 180 days of the Fund’s initial offering of Shares.

Redemption Fees
The Fund may impose a [    ]% redemption fee (on redemption proceeds) if you redeem or exchange shares within one year of purchase.

The redemption fee will be retained by the Fund and is intended to offset the trading costs, market impact and other costs associated with short-term money movements in and out of the Fund. The redemption fee is imposed on a first-in, first-out basis, which means that you will redeem Shares in the order of their purchase.

EGA Frontier Diversified Core Fund

Shares acquired through the reinvestment of dividends and distributions are not subject to redemption fees, irrespective of whether they are redeemed in accordance with any of the exceptions set forth above.

Some investments in the Fund are made through accounts that are maintained by intermediaries and some investments are made indirectly through products that use the Fund as underlying investments, such as employee benefit plans, funds of funds, qualified tuition plans, and variable insurance contracts (these products are generally referred to as conduit investment vehicles).  If Shares of the Fund are held in an account maintained by an intermediary or in the name of a conduit investment vehicle (and not in the names of individual investors), the intermediary account or conduit investment vehicle may be considered an individual shareholder of the Fund for purposes of assessing redemption fees.  In these cases, the Fund is likely to be limited in its ability to assess redemption fees on transactions initiated by individual investors, and the applicability of redemption fees will be determined based on the aggregate holdings and redemptions of the intermediary account or the conduit investment vehicle.

The Fund has the discretion to waive the [    ]% redemption fee if the Fund is in jeopardy of losing its registered investment company qualification for tax purposes.

Your financial adviser or other financial intermediary may charge service fees for handling redemption transactions.  In such cases, there may be redemption fees imposed by the intermediary or conduit investment vehicle on different terms (and subject to different exceptions) than those set forth above.  Please consult your financial adviser or other financial intermediary for details.

Quarterly Purchases of Fund Shares
The Fund will offer new Shares for purchasing each calendar quarter.  If you hold your Shares through a financial intermediary, your eligibility to purchase Shares and the terms by which you may purchase and redeem Shares may differ depending on that financial intermediary’s policies.

Minimum Investments
Initial investments in the Shares of the Fund must be at least $50,000.  A shareholder may aggregate an initial investment from separate accounts that are each less than $50,000 (but at least $25,000), if the shareholder’s total investment in the Fund is at least $50,000.  There is no minimum investment requirement for subsequent follow-on investments in the Fund.

How to Purchase Shares
Shares may only be purchased through a financial adviser who has entered into a dealer agreement with the Fund.  Please contact your financial adviser for details.

Purchase orders will not be processed unless the account application and purchase payment are received by your financial adviser in good order.  In accordance with the USA PATRIOT Act, if you fail to provide all the required information requested in the current account application, your purchase order will not be processed.  Additionally, federal law requires that the financial adviser verify and record your identifying information.

Redemptions in Kind
Although the Fund generally intends to pay redemption proceeds solely in cash, the Fund reserves the right to determine, in its sole discretion, whether to satisfy large redemption requests by making payment in securities or other property (known as a redemption in kind).

EGA Frontier Diversified Core Fund

Pricing of Shares

Determination of Net Asset Value
The NAV per Share is computed once a day, generally at the end of the Business Day (as defined below), and may be subject to fair valuation.  The Fund is not involved in, or responsible for, the calculation or dissemination of the approximate value of the Shares and does not make any warranty as to its accuracy.

The NAV for the Fund is determined once daily as of the close of the New York Stock Exchange (the “NYSE”), usually 4:00 p.m. Eastern time, each day the NYSE is open for regular trading (“Business Day”).  The NAV is determined by dividing the value of the Fund’s portfolio securities, cash and other assets (including accrued interest), less all liabilities (including accrued expenses), by the total number of Shares outstanding.

Equity securities (including ADRs and Global Depositary Receipts) are valued at the last reported sale price on the principal exchange on which such securities are traded, as of the close of regular trading on the NYSE on the day the securities are being valued or, if there are no sales, at the mean of the most recent bid and asked prices.  Equity securities that are traded in over-the-counter markets are valued at the NASDAQ Official Closing Price as of the close of regular trading on the NYSE on the day the securities are valued or, if there are no sales, at the mean of the most recent bid and asked prices.

Securities for which market quotations are not readily available, including restricted securities, are valued by a method that the Board believes accurately reflects fair value.  Securities will be valued at fair value when market quotations are not readily available or are deemed unreliable, such as when a security’s value or meaningful portion of the Fund’s portfolio is believed to have been materially affected by a significant event.  Such events may include a natural disaster, an economic event like a bankruptcy filing, a trading halt in a security, an unscheduled early market close or a substantial fluctuation in domestic and foreign markets that has occurred between the close of the principal exchange and the NYSE.  In such a case, the value for a security is likely to be different from the last quoted market price.  In addition, due to the subjective and variable nature of fair market value pricing, it is possible that the value determined for a particular asset may be materially different from the value realized upon such asset’s sale.

The Fund may employ fair value pricing in situations where trading in securities on foreign securities exchanges and over-the-counter markets is completed before the close of business on a Business Day.  In addition, fair valuation may be necessary where there are no securities trading in a particular country or countries on a Business Day.  Moreover, the Fund’s NAV may not reflect changes in valuations on certain securities that occur at times or on days on which the Fund’s NAV is not calculated and on which the Fund does not effect sales, redemptions and exchanges of its Shares, such as when trading takes place in countries on days that are not a Business Day.

Valuing the Fund’s investments using fair value pricing will result in using prices for those investments that may differ from current market valuations.  Use of fair value prices and certain current market valuations could result in a difference between the prices used to calculate the Fund’s NAV and the prices used by the Fund’s corresponding underlying index, which, in turn, could result in a difference between the Fund’s performance and the performance of the Fund’s underlying index.

The value of assets denominated in foreign currencies is converted into U.S. dollars using exchange rates deemed appropriate by the Fund.  Use of a rate different from the rate used by FTSE may adversely affect the Fund’s ability to track the FTSE Frontier Diversified Core index.

EGA Frontier Diversified Core Fund

Taxes

The Fund intends to qualify each year as a regulated investment company and, as such, is not subject to entity-level tax on the income and gain it distributes to shareholders.  If you are a taxable investor, the Fund’s distributions generally are taxable to you as ordinary income, capital gains, or some combination of both.  Every year, you will be sent information showing the amount of dividends and distributions you received from the Fund during the prior calendar year.  In addition, investors in taxable accounts should be aware of the following basic tax points:

•
The Fund earns income generally in the form of dividends or interest on its investments.  This income, less expenses incurred in the operation of the Fund, constitutes the Fund’s net investment income from which dividends may be paid to you.  If you are a taxable investor, distributions of net investment income generally are taxable to you as ordinary income.

•
Distributions of net short-term capital gains are taxable to you as ordinary income.  A Fund with a high portfolio turnover rate (a measure of how frequently assets within a Fund are bought and sold) is more likely to generate short-term capital gains than a Fund with a low portfolio turnover rate.

•	Distributions of net long-term capital gains are taxable to you as long-term capital gains no matter how long you have owned your Fund Shares.
•
A portion of income dividends paid by the Fund to you on or before December 31, 2012 may be reported as qualified dividend income eligible for taxation by noncorporate shareholders at long-term capital gain rates, provided certain holding period and other requirements are met at both the Fund and shareholder levels. It is unclear whether Congress will extend these provisions applicable to “qualified dividend income” to taxable years beginning after December 31, 2012.

•
Because the Fund invests primarily in Frontier Markets securities, it is anticipated that none or only a nominal amount of the Fund’s income dividends will qualify for the 70% dividends received deduction available to corporate shareholders.

•	Distributions declared to shareholders with a record date in December—if paid to you by the end of January—are taxable for federal income tax purposes as if received in December.
•
Under the Code, a repurchase of Shares by the Fund pursuant to a repurchase offer will be treated as a sale or exchange of the Shares if the repurchase (a) results in a complete termination of the shareholder’s interest in the Fund, (b) is “substantially disproportionate” with respect to the shareholder (generally meaning that after the repurchase the shareholder’s percentage interest in the Fund is less than 80% of his or her percentage interest prior to the repurchase), or (c) is “not essentially equivalent to a dividend.” If any of the three tests is met, a repurchase of Shares will result in a taxable gain or loss equal to the difference between the amount realized and the shareholder’s basis in the Shares repurchased. Such gain or loss will be treated as capital gain or loss if the Shares are capital assets in the shareholder’s hands, and will be long-term capital gain or loss if the Shares are held for more than one year and short-term capital gain or loss if the Shares are held for one year or less. If none of the three tests described above is met with respect to a repurchase, then amounts received by a shareholder will be taxable as a dividend, return of capital and/or capital gain, depending on the Fund’s earnings and profits and the shareholder’s basis in the tendered Shares. Under such circumstances, it is also possible that non-tendering shareholders may be considered to have received a deemed distribution as a result of the Fund’s purchase of tendered Shares, and all or a portion of that deemed distribution may be taxable as a dividend.

•	The Fund is required to report to you and the IRS annually on Form 1099-B the cost basis of Shares purchased or acquired on or after January 1, 2012 where the cost basis of the Shares is

EGA Frontier Diversified Core Fund

known by the Fund (referred to as “covered shares”) and which are disposed of after that date in a sale or exchange transaction.  Cost basis will be calculated using the Fund’s default method, unless you instruct the Fund to use a different calculation method.  Shareholders should carefully review the cost basis information provided by the Fund and make any additional basis, holding period or other adjustments that are required when reporting these amounts on their federal income tax returns.  If your account is held by your investment representative (financial advisor or other broker), please contact that representative with respect to reporting of cost basis and available elections for your account. Tax-advantaged retirement accounts will not be affected.
•
At the time you purchase your Fund Shares, the Fund’s net asset value may reflect undistributed income, undistributed capital gains, or net unrealized appreciation in value of portfolio securities held by the Fund.  A subsequent distribution to you of such amounts, although constituting a return of your investment, would be taxable.  This is sometimes referred to as “buying a dividend.”

•
By law, if you do not provide the Fund with your proper taxpayer identification number and certain required certifications, you may be subject to backup withholding on any distributions of income, capital gains, or proceeds from the sale of your Shares.  The Fund also must withhold if the IRS instructs it to do so.  When withholding is required, the amount will be 28% of any distributions or proceeds paid (for distributions and proceeds paid on or after January 1, 2013, the rate is scheduled to rise to 31% unless the 28% rate is extended, possibly retroactively to January 1, 2013, or made permanent).

•
For taxable years beginning after December 31, 2012, an additional 3.8% Medicare tax will be imposed on certain net investment income (including ordinary dividends and capital gain distributions received from the Fund and net gains from redemptions or other taxable dispositions of Fund Shares) of U.S. individuals, estates and trusts to the extent that such person’s “modified adjusted gross income” (in the case of an individual) or “adjusted gross income” (in the case of an estate or trust) exceeds a threshold amount.

•	Fund distributions and gains from repurchase of your Fund Shares generally are subject to state and local income taxes.
•
The Fund may be subject to foreign taxes on its investments. If the Fund qualifies to pass through to you the tax benefits from foreign taxes, and elects to do so, then any foreign taxes it pays on these investments may be passed through to you as a foreign tax credit.  You will then be required to include your pro-rata share of these taxes in gross income, even though not actually received by you, and will be entitled either to deduct your Share of these taxes in computing your taxable income, or to claim a foreign tax credit for these taxes against your U.S. federal income tax.

•
Foreign investors may be subject to U.S. withholding tax at a 30% or lower treaty rate and U.S. estate tax and are subject to special U.S. tax certification requirements to avoid backup withholding and claim any treaty benefits. Exemptions from U.S. withholding tax are provided for capital gain dividends paid by a Fund from long-term capital gains, if any, and, with respect to taxable years of a Fund that begin before January 1, 2012 (unless such sunset date is extended, possibly retroactively to January 1, 2012, or made permanent), interest-related dividends paid by the Fund from its qualified net interest income from U.S. sources and short-term capital gain dividends.  However, notwithstanding such exemptions from U.S. withholding at the source, any such dividends and distributions of income and capital gains will be subject to backup withholding at a rate of 28% (or the then applicable rate) if you fail to properly certify that you are not a U.S. person.

•
The Foreign Account Tax Compliance Act (“FATCA”) requires the reporting to the Internal Revenue Service of certain direct and indirect ownership of foreign financial accounts by U.S. persons.  Failure to provide this required information can result in a generally nonrefundable 30%

EGA Frontier Diversified Core Fund

tax on: (a) income dividends paid by the Fund after December 31, 2013 and (b) certain capital gain distributions (including proceeds arising from the sale Fund Shares) paid by the Fund after December 31, 2016 to certain “foreign financial institutions” and “non-financial foreign entities.”

The above discussion concerning the taxability of Fund dividends and distributions and repurchases of Shares is inapplicable to investors that generally are exempt from federal income tax, such as retirement plans that are qualified under Section 401 and 403 of the Internal Revenue Code and individual retirement accounts (“IRAs”) and Roth IRAs.

This discussion of “Taxes” is for general information only and not tax advice. All investors should consult their own tax advisers as to the federal, state, local and foreign tax provisions applicable to them.

Payments to Financial Intermediaries
You can find further details in the Fund’s SAI about payments to, and the services provided by, financial intermediaries.  In certain cases these payments could be significant to the financial intermediary.  Your financial adviser may charge you additional fees or commissions other than those disclosed in this prospectus.  You can ask your financial adviser about any payments it receives from EGA, as well as about fees and/or commissions it charges.

Important Notice Regarding Delivery of Security Holder Documents
To reduce Fund expenses, only one copy of most shareholder documents may be mailed to shareholders with multiple accounts at the same address (Householding).  Mailing of your shareholder documents may be householded indefinitely unless you instruct us otherwise.  If you do not want the mailing of these documents to be combined with those for other members of your household, please contact your financial institution.  We will begin sending you individual copies for each account within thirty days after receiving your request.

Obtaining Additional Information
More information may be obtained free of charge upon request.  The SAI, a current version of which is on file with the SEC, contains more details about the Fund and is incorporated by reference into this prospectus (is legally a part of this prospectus).  Annual and semi-annual reports to shareholders contain additional information about the Fund’s investments.  The Fund’s annual report also discusses the market conditions and investment strategies that significantly affected the Fund’s performance during its last fiscal year.  The Fund also files its complete schedule of portfolio holdings with the SEC for the 1st and 3rd quarters of each fiscal year on Form N-Q.

If you have questions about the Fund or your account, or you wish to obtain a free copy of the Fund’s current SAI, annual or semi-annual reports or Form N-Q, please contact us.

By Mail:	[ ]
[Address]

By Telephone:	[ ]
On the Internet:	You can send us a request by e-mail or download prospectuses, SAIs, annual or semi-annual reports via our website: www.egshares.com

EGA Frontier Diversified Core Fund

You can also review and obtain copies of the Fund’s SAI, annual or semi-annual reports, Forms N-Q and other information at the SEC’s Public Reference Room in Washington, DC; on the EDGAR database on the SEC’s website (http://www.sec.gov); or, after paying a duplicating fee, by sending a letter to the SEC’s Public Reference Section, Washington, DC 20549-1520 or by sending an electronic mail request to publicinfo@sec.gov.  Please call the SEC at 1-202-551-8090 for information about the Public Reference Room.

File No. [_______]

EGA Frontier Diversified Core Fund

EGA Frontier Diversified Core Fund
Statement of Additional Information
[             ], 2012

EGA Frontier Diversified Core Fund (the “Fund”) is a Delaware statutory trust registered under the Investment Company Act of 1940, as amended, as a closed-end, diversified management investment company.  Emerging Global Advisors, LLC (the “Adviser” or “EGA”) serves as the investment adviser to the Fund.

This Statement of Additional Information (“SAI”) is not a prospectus and should be read only in conjunction with the Fund’s current Prospectus, dated [        ],  2012. A copy of the Prospectus may be obtained by calling the Fund directly at  [1-888-xxx-xxxx].  The Prospectus contains more complete information about the Fund. You should read it carefully before investing.

The Securities and Exchange Commission has not approved or disapproved these securities or determined if this prospectus is truthful or complete.  Any representation to the contrary is a criminal offense.

Not FDIC Insured. May lose value. No bank guarantee.

TABLE OF CONTENTS

GENERAL INFORMATION ABOUT THE TRUST .............................................................[ ]
INVESTMENT STRATEGIES .................................................................................................[ ]
SPECIAL CONSIDERATIONS ...............................................................................................[ ]
INVESTMENT RESTRICTIONS ............................................................................................[ ]
MANAGEMENT OF THE TRUST ........................................................................................[ ]
INVESTMENT ADVISORY, PRINCIPAL UNDERWRITING
  AND OTHER SERVICE ARRANGEMENTS ......................................................................[ ]
PORTFOLIO TRANSACTIONS AND BROKERAGE COMMISSIONS ..........................[ ]
ADDITIONAL INFORMATION CONCERNING SHARES ...............................................[ ]
TAXES ..................................................................................................................................... [ ]
DETERMINATION OF NET ASSET VALUE .....................................................................[ ]
DIVIDENDS AND DISTRIBUTIONS ...................................................................................[ ]
FINANCIAL STATEMENTS ................................................................................................[ ]
APPENDIX A ......................................................................................................................A-[ ]
APPENDIX B ......................................................................................................................B-[  ]

GENERAL INFORMATION ABOUT THE TRUST

EGA Frontier Diversified Core Fund (the “Fund”) is a Delaware statutory trust registered under the Investment Company Act of 1940, as amended, as a closed-end, diversified management investment company that operates as an interval fund under Rule 23c-3 of the Investment Company Act of 1940, as amended (the “1940 Act”).  This SAI relates solely to the EGA Frontier Diversified Core Fund.

This SAI and the Fund’s Prospectus to which it relates, describes the offering of shares of beneficial interest of the Fund (“Shares”).  Shares will, upon  issue, be fully paid and non-assessable and holders of the Shares (“Shareholders”) will have no preemptive or other rights to subscribe to any additional Shares or other securities.  The Shares will be offered at net asset value (“NAV”).  No Shareholder will have the right to require the Fund to redeem any Shares.  Shareholders will be bound by the terms and conditions of Agreement and Declaration of Trust of the Fund (the “Declaration of Trust”).

The Fund’s investment objective is to seek long-term capital appreciation.  The Fund seeks to achieve its investment objective by attempting to return the price and yield performance of the FTSE Frontier Diversified Core Index through investments in exchange-listed frontier markets securities.  The Fund invests, under normal circumstances, at least 80% of its net assets (plus any borrowings for investment purposes) in frontier markets securities.  The FTSE Frontier Diversified Core Index consists of securities from frontier markets countries as classified by the FTSE Country Classification System.  The Fund will invest primarily in equity securities.  Equity securities include common and preferred stocks, convertible securities, rights and warrants to purchase common stock and depositary receipts.

The Fund invests, under normal circumstances, in exchange-listed frontier markets securities that generally correspond to the compared securities of the FTSE Frontier Diversified Core Index.  These securities may be less liquid than securities of companies in more developed markets.  Because of the relative illiquidity of the Fund’s investments, the Fund believes it will not be fully invested until three months after the commencement of operations.  During the period, the Fund may invest a significant portion of its assets in cash or cash equivalents and, to the extent so invested, may not be able to achieve its investment objective.

To prevent the Fund from reaching an asset size where the Fund will no longer efficiently achieve its investment objective, the Fund’s management currently anticipates capping the Fund’s asset size at $[           ].

The Fund may experience portfolio turnover to the extent that the FTSE Frontier Diversified Core Index is rebalanced (quarterly) or reconstituted (annually).  A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when Shares are held in a taxable account.

The Fund operates as an “interval fund,” which means that the Fund, subject to applicable law, will offer to repurchase a portion of its outstanding Shares at per share NAV on a regular schedule.  The schedule requires the Fund to make quarterly repurchase offers.  And currently, for each repurchase offer, the Fund currently expects that it will offer to repurchase 25% of its outstanding Shares, as approved by the Fund’s Board of Trustees (the “Board”) for that particular repurchase offer.  It is possible that a repurchase offer may be oversubscribed, with the result that Shareholders may only be able to have a portion of their Shares repurchased.  If Shareholders tender more than the repurchase offer amount for a given repurchase offer, the Fund may repurchase an additional amount of Shares not exceeding 2% of the Shares outstanding on the repurchase request deadline but not exceeding 25% of the total number of the Shares outstanding.  If Shareholders tender more Shares than the Fund decides to repurchase, the Fund will repurchase the Shares on a pro rata basis, rounded down to the nearest full Share.  The Fund may, however, accept all Shares tendered  by Shareholders who own less than one hundred Shares and who tender all their Shares, before accepting on a pro rata basis Shares tendered by other Shareholders.

Investment in the Fund involves special risks.  The Fund does not intend to list its Shares for trading on any national securities exchange or arrange for its quotation on any over-the-counter market.  Because no secondary market currently exists for Shares and is not likely to develop, Shares are not readily marketable and the Fund has adopted a fundamental policy to offer each quarter to repurchase a portion of the Shares outstanding.  Under certain limited circumstances, the Fund may suspend or postpone a quarterly repurchase offer for the repurchase of Shares from the Fund’s Shareholders.  (The Fund must meet certain regulatory requirements and must give notice to Shareholders in order to suspend or postpone a repurchase offer.)  In that event, Shareholders will likely be unable to sell their Shares until the suspension or postponement  ends.  There is no assurance that a Shareholder tendering Shares for repurchase in connection with a repurchase offer made by the Fund will have those Shares repurchased in that repurchase offer.

The Fund is designed primarily for investors with long-term investment horizons.  Except as noted above, Shareholders will not be able to liquidate their investment in the Fund.  Therefore, you should not invest in the Fund if you need a liquid investment.  Investors that purchase Shares of the Fund will be bound by the terms and conditions of the Declaration of Trust, including limits on transferability of the Shares.

INVESTMENT STRATEGIES

In addition to the fundamental investment restrictions described below under “Investment Restrictions,” and the principal investment policies described in the Fund’s Prospectus, the Fund is subject to the following investment strategies, which are considered non-fundamental and may be changed by the Board without Shareholder approval.

Equity Securities
The market price of securities owned by the Fund may go up or down, sometimes rapidly or unpredictably.  Securities may decline in value due to factors affecting securities markets generally or particular industries represented in the securities markets.  The value of a security may decline due to general market conditions not specifically related to a particular company, such as real or perceived adverse economic conditions, changes in the general outlook for corporate earnings, changes in interest or currency rates, or adverse investor sentiment generally.  They may also decline due to factors that affect a particular industry or industries, such as labor shortages or increased production costs and competitive conditions within an industry.  The value of a security may also decline for a number of reasons that directly relate to the issuer, such as management performance, financial leverage and reduced demand for the issuer’s goods or services.  Equity securities generally have greater price volatility than fixed income securities, and the Fund is particularly sensitive to these market risks.

Depositary Receipts
The Fund may invest in American Depositary Receipts (“ADRs”).  For many foreign securities, U.S. dollar denominated ADRs, which are traded in the United States on exchanges or over-the-counter, are issued by domestic banks.  ADRs represent the right to receive securities of foreign issuers deposited in a domestic bank or a correspondent bank.  ADRs do not eliminate all the risk inherent in investing in the securities of foreign issuers.  However, by investing in ADRs rather than directly in foreign issuers’ stock, the Fund can avoid currency risks during the settlement period for either purchases or sales.

In general, there is a large, liquid market in the United States for many ADRs.  The information available for ADRs is subject to the accounting, auditing and financial reporting standards of the domestic market or exchange on which they are traded, which standards are more uniform and more exacting than those to which many foreign issuers may be subject.

The Fund may also invest in Global Depositary Receipts (“GDRs”).  GDRs are receipts for shares in a foreign-based corporation traded in capital markets around the world.  While ADRs permit foreign corporations to offer shares to American citizens, GDRs allow companies in Europe, Asia, the United States and Latin American to offer shares in many markets around the world.

Foreign Securities Risk
The Fund will invest primarily in foreign securities of frontier markets companies.  Investing in foreign securities typically involves more risks than investing in U.S. securities.  These risks can increase the potential for losses in the Fund and affect its NAV.

Securities of foreign companies are often issued and traded in foreign currencies.  As a result, their values may be affected by changes in exchange rates between foreign currencies and the U.S. dollar, as well as between currencies of countries other than the United States.  For example, if the value of the U.S. dollar goes up compared to a foreign currency, an investment traded in that foreign currency will go down in value because it will be worth fewer U.S. dollars.  Restrictions on currency trading that may be imposed by frontier markets countries will have an adverse effect on the value of the securities of companies that trade or operate in such countries.

There may be less government supervision and regulation of foreign stock exchanges, currency markets, trading systems and brokers than in the U.S. Foreign companies may not be subject to the same disclosure, accounting, auditing and financial reporting standards and practices as U.S. companies.  Thus, there may be less information publicly available about foreign companies than about most U.S. companies.

Certain foreign securities may be less liquid (harder to sell) and more volatile than many U.S. securities.  This means the Fund may at times be unable to sell foreign securities at favorable prices.  A previously established liquid foreign securities market may become less liquid or illiquid (temporarily or for longer periods of time) due to economic or political conditions. Brokerage commissions and other fees generally are higher for foreign securities.  The procedures and rules governing foreign transactions and custody (i.e., holding of the Fund’s assets) also may involve delays in payment, delivery or recovery of money or investments.

Frontier Markets Securities Risk
Investments in frontier markets countries are a subset of emerging markets countries.  Frontier markets countries generally have smaller economies or less developed capital markets than traditional emerging markets and, as a result, the risks of investing in emerging markets countries are magnified in frontier markets countries.

The Fund’s investments in frontier markets may be subject to a greater risk of loss than investments in more developed markets.  Frontier markets may be more likely to experience inflation risk, political turmoil and rapid changes in economic conditions than more developed markets.  Frontier markets often have less uniformity in accounting and reporting requirements, unreliable securities valuation and greater risk associated with custody of securities.

In addition to the heightened risk level for foreign securities discussed above, investments in companies domiciled in frontier market countries may be subject to other significant risks, including:

•
Frontier markets countries may be less stable and more volatile than the U.S., giving rise to greater political, economic and social risks, including: rapid and adverse diplomatic and political developments; social instability; or internal, external and regional conflicts, terrorism and war.

•
Certain national policies, which may restrict the Fund’s investment opportunities, including: restrictions on investment in some or all issuers or industries in an frontier markets country; or capital and currency controls.

•	The small current size of the markets for frontier markets securities and the currently low volume of trading, which could result in a lack of liquidity and greater price volatility.

•	Foreign taxation.

•
The absence of developed legal structures governing private or foreign investment, including: lack of legal structures allowing for judicial redress or other legal remedies for injury to private property, breach of contract or other investment-related damages; or inability to vote proxies or exercise shareholder rights.

•
The absence, until recently in many developing countries, of a capital market structure or market-oriented economy including significant delays in settling portfolio transactions and risks associated with share registration and custody.

•	The possibility that recent favorable economic developments in some frontier markets countries may be slowed or reversed by unanticipated political or social events in those countries.

•	The pervasiveness of corruption and crime.

Repurchase Offer Risk
The Fund’s NAV may decline as a result of the Fund’s having to sell portfolio securities to raise cash to repurchase its Shares in a repurchase offer.  Selling portfolio securities may cause the market prices of these securities, and hence the Fund’s NAV, to decline.  If such a decline occurs, the Fund cannot predict its magnitude or whether such a decline would be temporary or continue  until or beyond the date the repurchase offer is priced.  Because the price per share to be paid in the repurchase offer will depend upon the NAV per share as determined on the actual pricing date, the sales proceeds received by tendering Shareholders would be reduced if the decline continued until the actual pricing date.  In addition, the sale of portfolio securities will increase the Fund’s transaction expenses, and the Fund may receive proceeds from the sale of portfolio securities that are less than their valuations by the Fund.  Accordingly, because of a repurchase offer, the Fund’s NAV per share may decline more than it otherwise might, thereby reducing the amount of proceeds received by tendering Shareholders and the NAV per share for non-tendering shareholders.  In addition, Shareholders may not be able to liquidate all Shares they have tendered during a repurchase offer if the total amount of Shares tendered by Shareholders exceeds the repurchase offer amount.

Small and Mid-Cap Companies
The Fund may invest in securities of small and medium capitalization companies.  To the extent that the Fund invests in these securities, it will be subject to certain risks associated with increased volatility in the price of small and medium capitalization companies.  Increased volatility may result from increased cash flows to the Fund and other funds in the market that continuously or systematically buy large holdings of small and medium capitalization companies, which can drive prices up and down more dramatically.  In addition, small and medium capitalization companies may have greater volatility in price than the stocks of large companies due to limited product lines or resources or a dependency upon a particular market niche.

Cash and Short-Term Investments
The Fund may invest a portion of its assets, for cash management purposes, in liquid, high-quality short-term debt securities (including repurchase agreements) of corporations, the U.S. government and its agencies and instrumentalities, and banks and finance companies.  To the extent the Fund is invested in these debt securities, it may be subject to the risk that if interest rates rise, the value of the debt securities may decline.

The Fund may invest a portion of its assets in Shares issued by money market mutual funds for cash management purposes.  The Fund also may invest in collective investment vehicles that are managed by an unaffiliated investment manager pending investment of the Fund’s assets in portfolio securities.

Use of Leverage
The Fund may utilize financial leverage in the form of borrowings (i) to provide the Fund with additional liquidity to meet its obligations to repurchase its Shares pursuant to its repurchase offers and (ii) for investment purposes (i.e., to use such financial leverage to purchase additional portfolio securities consistent with the Fund’s investment objective and primary investment strategy) to benefit the Shares.  Generally speaking, if the Fund can invest the proceeds from financial leverage (i.e., money from borrowings or issuing preferred shares) in portfolio securities that have higher rates of return than the costs of such financial leverage and other expenses of the Fund, then the holders of the Shares would have a net benefit.  The Fund’s policy on financial leverage allows the Fund to use financial leverage in the form of borrowings and/or preferred shares to the maximum extent allowable under the 1940 Act.  The Adviser and the Board will regularly review the Fund’s use of financial leverage (i.e., the relative costs and benefits of leverage on the Shares) and review the alternative means to leverage (i.e., the relative benefits and costs of borrowing versus issuing preferred shares).  The Fund does not anticipate utilizing financial leverage in the form of borrowings and the issuance of preferred shares but reserves the right to do so.

Investment Company Securities
Securities of other investment companies, including closed-end funds, offshore funds and ETFs, may be acquired by the Fund to the extent that such purchases are consistent with the Fund’s investment objective and restrictions and are permitted under the 1940 Act.  The 1940 Act requires that, as determined immediately after a purchase is made, (i) not more than 5% of the value of the Fund’s total assets will be invested in the securities of any one investment company, (ii) not more than 10% of the value of the Fund’s total assets will be invested in securities of investment companies as a group and (iii) not more than 3% of the outstanding voting stock of any one investment company will be owned by the Fund. Certain exceptions to these limitations may apply, and the Fund may also rely on any future applicable SEC rules or orders that provide exceptions to these limitations.  Under the investment advisory agreement between the Fund and the Adviser (the “Advisory Agreement”), the Adviser will bear the pro rata portion of the other investment company’s expenses, including advisory fees.

Futures and Other Derivatives
The Fund can invest in derivatives, including futures contracts, swap agreements, and options.  The instruments may be utilized for investment or hedging purposes.

Swap agreements are contracts between two parties to which one party agrees with the other party to exchange the returns (or differentials in returns) earned or realized on a particular asset such as a commodity, calculated with respect to a “notional amount.”  The payment streams are calculated by reference to an agreed upon notional amount.  Commodity total return swaps are two party contracts in which the parties agree to exchange the return or interest rate on one instrument for the return of a particular commodity, commodity index or commodities futures or options contract.

A futures contract is a standardized agreement between two parties to buy or sell a specific quantity of an underlying instrument or commodity at a specific price at a specific future time.  The value of a futures contract tends to increase and decrease in tandem with the value of the underlying instrument or commodity.  Futures contracts are bilateral agreements, with both the purchaser and the seller equally obligated to complete the transaction.  Depending on the terms of the particular contract, futures contracts are settled through either physical delivery of the underlying instrument or commodity on the settlement date or by payment of a cash settlement amount on the settlement date.

An option is a contract that gives the purchaser of the option, in return for the premium paid, the right to buy from (in the case of a call) or sell to (in the case of a put) the writer of the option at the exercise price during the term of the option (for American-style options or on a specified date for European-style options), the security, currency or other instrument underlying the option (or in the case of an index option the cash value of the index).  The Fund may engage in certain strategies involving options to attempt to manage the risk of its investments or, in certain circumstances, for investment

(e.g., as a substitute for investing in securities).  Option transactions present the possibility of large amounts of exposure (or leverage), which may result in the Fund’s net asset value being more sensitive to changes in the value of the option.

Segregated Assets
When engaging in (or purchasing) options, futures or other derivative transactions, the Fund will cause its custodian to earmark on the custodian’s books cash, U.S. government securities or other liquid portfolio securities, which shall be unencumbered and marked-to-market daily.  (Any such assets and securities designated by the custodian on its records are referred to in this SAI as “Segregated Assets.”) Such Segregated Assets shall be maintained in accordance with pertinent positions of the SEC.

SPECIAL CONSIDERATIONS

Name Policies
The Fund has adopted non-fundamental investment policies obligating it to commit, under normal market conditions, at least 80% of its assets in frontier markets securities.  As of [        ], 2012, frontier markets include the following countries: Bahrain, Bangladesh, Botswana, Bulgaria, Cote d'Ivoire, Croatia, Cyprus, Estonia, Ghana, Jordan, Kenya, Lithuania, Macedonia, Malta, Mauritius, Nigeria, Oman, Qatar, Romania, Serbia, Slovakia, Slovenia, Sri Lanka, Tunisia, and Vietnam.  For purposes of each such investment policy, “assets” include the Fund’s net assets, plus the amount of any borrowings for investment purposes.  For purposes of such an investment policy, “assets” include not only the amount of the Fund’s net assets attributable to investments directly providing investment exposure to the type of investments suggested by its name (e.g., the value of stocks, or the value of derivative instruments such as futures, options or options on futures), but also the amount of the Fund’s net assets that are segregated on the Fund’s books and records, as required by applicable regulatory guidance, or otherwise used to cover such investment exposure.  The Board has adopted a policy to provide investors with at least 60 days’ notice prior to changes in the Fund’s name policy.

Fundamental Policies Relating to Periodic Repurchase Offers
Pursuant to Rule 23c-3 under the 1940 Act, the Fund has adopted the following fundamental investment policies relating to periodic repurchase offers, which may not be changed without a vote of a majority of the outstanding voting securities:

(1) The Fund will make repurchase offers at periodic intervals pursuant to Rule 23c-3 under the 1940 Act, as that Rule may be amended from time to time, and as it is interpreted by SEC or its staff, or other regulatory authorities having jurisdiction or their staffs, from time to time, and in accordance with any exemptive relief granted by the SEC or other regulatory authority having jurisdiction from time to time;

(2) The periodic interval between repurchase request deadlines will be not more than three months;

(3) The repurchase request deadline (as defined in Rule 23c-3) for each repurchase offer will be the 21st day after the issuance of notification of the repurchase offer (or the next business day if the 21st day is not a business day); and

(4) Each repurchase pricing date (as defined in Rule 23c-3) will be not later than the 14th day after the preceding repurchase request deadline (or the next business day if the 14th day is not a business day).

INVESTMENT RESTRICTIONS

The investment restrictions set forth below are fundamental policies and may not be changed as to the Fund without the approval of a majority of the outstanding voting securities (as defined in the 1940 Act) of the Fund.  Except with respect to borrowing, and unless otherwise indicated, all percentage limitations listed below apply to the Fund only at the time of the transaction.  Accordingly, if a percentage restriction is adhered to at the time of investment, a later increase or decrease in the percentage that results from a relative change in values or from a change in the Fund’s total assets will not be considered a violation.  The Fund may not:

(1) Borrow money, except to the extent permitted by the 1940 Act, or any rules, exemptions or interpretations thereunder that may be adopted, granted or issued by the SEC.

(2) Act as an underwriter, except to the extent the Fund may be deemed to be an underwriter when disposing of securities it owns or when selling its own shares.

(3) Make loans if, as a result, more than 33⅓% of its total assets would be lent to other persons, including other investment companies to the extent permitted by the 1940 Act or any rules, exemptions or interpretations thereunder which may be adopted, granted or issued by the SEC. This limitation does not apply to (i) the lending of portfolio securities, (ii) the purchase of debt securities, other debt instruments, loan participations and/or engaging in direct corporate loans in accordance with its investment goals and policies, and (iii) repurchase agreements to the extent the entry into a repurchase agreement is deemed to be a loan.

(4) Purchase or sell real estate unless acquired as a result of ownership of securities or other instruments and provided that this restriction does not prevent the Fund from (i) purchasing or selling securities or instruments secured by real estate or interests therein, securities or instruments representing interests in real estate or securities or instruments of issuers that invest, deal or otherwise engage in transactions in real estate or interests therein and (ii) making, purchasing or selling real estate mortgage loans.

(5) Purchase or sell commodities, unless acquired as a result of ownership of securities or other instruments and provided that this restriction does not prevent the Fund from (i) engaging in transactions involving currencies and futures contracts and options thereon, or (ii) investing in securities or other instruments that are secured by commodities.

(6) Issue senior securities, except to the extent permitted by the 1940 Act or any rules, exemptions or interpretations thereunder that may be adopted, granted or issued by the SEC.

(7) Invest 25% or more of the Fund’s net assets in securities of issuers in any one industry or group of industries (other than securities issued or guaranteed by the U.S. government or any of its agencies or instrumentalities or securities of other investment companies).

MANAGEMENT OF THE TRUST

The Fund is a Delaware statutory trust.  Under Delaware law, the Board has overall responsibility for managing the business and affairs of the Fund.  The Trustees elect the officers of the Fund, who are responsible for administering the day-to-day operations of the Fund.  To help facilitate the discharge of its managerial duties, the Board has established a Nominating and Governance Committee and an Audit Committee, as discussed in more detail under “Board Committees” below.

The Trustees and officers of the Fund, along with their principal occupations over the past five years and their affiliations, if any, with EGA, are listed below.  Unless otherwise noted, the address of each Trustee of the Trust is 155 West 19th Street, 3rd Floor, New York, NY 10011.

Board Leadership Structure
The Board is initially composed of three Interested Trustees. The Chairman of the Board, Robert C. Holderith, is an “interested person” (as that term is defined in the 1940 Act).  The requisite number of Trustees who are not “interested persons” will be added to the Board prior to the effectiveness of this Registration Statement.

The Chairman presides over Board meetings and approves agendas for the Board meetings in consultation with counsel to the Fund and the Trustees, and the Fund’s various other service providers.  Because of the ease of communication arising from the relatively small size of the Board, as well as the relatively recent commencement of operations of the Fund, the Board has determined not to designate a lead Trustee at this time, although it will revisit this determination regularly.

The Board has determined that this leadership structure is appropriate given the size, function, and nature of the Fund, as well as the Board’s oversight responsibilities.  The Board believes this structure will help ensure that proper consideration is given at Board meetings to matters deemed important to the Fund and its Shareholders.

Trustees and Officers

Name and Age	Position(s) Held with Trust	Term of Office(1) And Length of Time Served	Principal Occupation(s) During Past 5 Years	Number of Portfolios in Fund Complex(2) Overseen by Trustee	Other Directorships Held by Trustee

Robert C. Holderith(3) Age: 51	Trustee and President	Since 2012	Emerging Global Advisors, LLC, Managing Member and President, since September 2008; ProFund Advisors, Managing Director, Institutional Sales & Investment Analytics, June 2006 to August 2008; UBS Financial Services, Inc., Director, January 2000 to May 2006.	1	None

Marten S. Hoekstra (3) Age: 51	Trustee and Executive Vice President	Since 2012	Chief Executive Officer, Emerging Global Advisors, LLC, since January 2011; Board of Directors, Securities Industry and Financial Markets Association, 2006 – 2011; UBS (and its predecessor, PaineWebber), 1983 – 2009 (including various executive positions starting in 2001).	1	None
Susan M. Ciccarone(3) Age: 39	Trustee, Treasurer, Principal Financial Officer and Secretary	Since 2012	Chief Financial Officer, Emerging Global Advisors, LLC; Managing Director, Goldman Sachs & Co. 2009 – 2012; and UBS Investment Bank 2002-2009.	1	None
(1) Each Trustee holds office for an indefinite term.
(2) The “Fund Complex” consists of the Fund and the Series of EGA Emerging Global Shares Trust
(3) Mr. Holderith, Mr. Hoekstra and Ms. Ciccarone are considered to be “interested persons” of the Fund as defined in the 1940 Act, due to their relationship with EGA, the Fund’s adviser.

Share Ownership
As of [             ], 2012, the Independent Trustees did not own any securities issued by the Adviser, the Distributor, or any company controlling, controlled by, or under common control with the Adviser or the Distributor.  Information relating to each Trustee’s ownership (including the ownership of his or her immediate family) in all registered investment companies

in the EGA Fund Complex as of [             ], 2012 is set forth in the chart below.  Because the Fund has not commenced operations as of the date of this SAI, none of the Trustees owned Shares.

Name	Dollar Range of Fund Shares Owned	Aggregate Dollar Range of Shares Owned in All Fund Overseen by Trustee in Family of Investment Companies
Trustees:
Robert C. Holderith	N/A	[To be provided]
Marten S. Hoekstra	N/A	[To be provided]
Susan M. Ciccarone	N/A	[To be provided]

As of [             ], 2012, the Fund’s Trustees and officers owned individually and as a group less than 1% of the outstanding Shares of the Fund.

Trustees’ Compensation
The following table sets forth certain information with respect to the compensation of each Trustee for the fiscal year ended [             ], 2012:

Name	Annual Aggregate Compensation From the Fund	Pension or Retirement Benefits Accrued As Part of Fund Expenses	Total Compensation From the Fundand Fund Complex Paid to Trustees
Trustees:
Robert C. Holderith	[$0]	[$0]	[$0]
Marten S. Hoekstra	[$0]	[$0]	[$0]
Susan M. Ciccarone	[$0]	[$0]	[$0]

No officer of the Fund who is also an officer or employee of EGA receives any compensation from the Fund for services to the Fund.  The Fund pays each Trustee who is not affiliated with EGA $2,500 for each in-person meeting attended and $500 for each special telephonic meeting attended.  The Fund also reimburses each Trustee and officer for out-of-pocket expenses incurred in connection with travel to and attendance at Board meetings.

Trustee Qualifications
Information on the Fund’s officers and Trustees appears above. Such information includes business activities of the Trustees during the past five years and beyond.  In addition to personal qualities – such as integrity, trustworthiness, and responsibility – the role of an effective Trustee also requires the ability to comprehend, discuss and critically analyze materials and issues presented in exercising judgments and reaching informed conclusions relevant to their duties and fiduciary obligations.

In particular, each Trustee has significant experience in the financial industry.  Prior to founding EGA, Mr. Holderith held a senior management position with a prominent ETF advisory firm.  Mr. Hoekstra was previously the CEO of UBS Wealth Management Americas and a member of its Group Executive Board.  Ms. Ciccarone was previously a managing director in Goldman Sachs’ Financial Institutions Group.  The Board therefore believes that the specific background of each Trustee, combined with their abilities and personal qualities, evidences these abilities and is appropriate to their service on the Board of Trustees.  The Board will regularly re-assess its qualifications in their annual self-assessment.

Board Committees
Audit Committee. The Audit Committee is composed of all of the Trustees.  ____________ is the Chairman of the Audit Committee.  The Audit Committee has the responsibility, among other things, to: (i) select, oversee and set the compensation of the Fund’s independent registered public accounting firm; (ii) oversee the Trust’s accounting and financial reporting policies and practices, its internal controls and, as appropriate, the internal controls of certain service providers; (iii) oversee the quality and objectivity of the Fund’s financial statements and the independent audit(s) thereof; and (iv) act as a liaison between the Fund’s independent registered public accounting firm and the full Board.

Nominating and Governance Committee. The Nominating and Governance Committee is composed of all of the Trustees.  ___________ is the Chairman of the Nominating Committee.  The Nominating and Governance Committee has the responsibility, among other things, to: (i) make recommendations and consider Shareholder recommendations for nominations for Board members; (ii) periodically review independent Board member compensation (iii) monitor the process to assess Board effectiveness; and (iv) develop and implement the Fund’s governance policies.

While the Nominating and Governance Committee is solely responsible for the selection and nomination of Trustee candidates, the Nominating and Governance Committee may consider nominees recommended by Shareholders.  The Nominating and Governance Committee will consider recommendations for nominees from Shareholders sent to the Secretary of the Fund, c/o Emerging Global Advisors, LLC, 155 West 19th Street, 3rd Floor, New York, NY 10011.  A nomination submission must include all information relating to the recommended nominee that is required to be disclosed in solicitations or proxy statements for the election of Trustees, as well as information sufficient to evaluate the individual’s qualifications.  Nomination submissions must be accompanied by a written consent of the individual to stand for election if nominated by the Board and to serve if elected by the Shareholders, and such additional information must be provided regarding the recommended nominee as reasonably requested by the Nominating and Governance Committee.

Oversight of Risk
The Board regularly supervises the risk management and oversight of the Fund as part of its general oversight responsibilities throughout the year at regular Board meetings and through regular reports from the Fund’s service providers.  These reports address certain investment, valuation and compliance matters.  The Board also may receive special written reports or presentations on a variety of risk issues.

The Board considers risk as part of its regular review of the activities of the Adviser with respect to the Fund, including risks related to the duties and responsibilities of the day-to-day portfolio managers and their compensation, as well as risks related to the technology and other facilities used to manage the Fund.  The Board receives regular written reports describing and analyzing the investment performance of the Fund.  In addition, the portfolio managers of the Fund meets regularly with the Board to discuss portfolio performance, including risks inherent in tracking the FTSE Frontier Diversified Core Index.

The Board receives regular compliance reports from _________, the Fund’s Chief Compliance Officer (“CCO”), and meets regularly with __________ to discuss compliance issues, including the alleviation of compliance-related risks.  The Trustees meet at least quarterly in executive session with the CCO and, as required under SEC rules, the CCO prepares and presents an annual written compliance report to the Board.  The Board adopts compliance policies and procedures for the Fund and approves such procedures for the Fund’s service providers.  The compliance policies and procedures are specifically designed to detect and prevent violations of the federal securities laws.

EGA provides the Board with regular written reports that monitor fair valued securities, if any, the reasons for the fair valuation and the methodology used to arrive at the fair value.  These reports also include information concerning illiquid securities, if any, within the Fund’s portfolio.

In addition, the Audit Committee, which is composed of the Trustees, monitors, among other things, the Fund’s internal controls, accounting and financial reporting policies.  In addition, the Trust’s Audit Committee reviews valuation procedures and pricing results with the Fund’s auditors in connection with the Committee’s review of the results of the audit of the Fund’s year-end financial statements.

Notwithstanding these oversight efforts, the Board recognizes that not all risks are capable of identification, control, and/or mitigation.

Control Persons and Principal Holders of Securities
Any person who owns beneficially, either directly or through one or more controlled companies, more than 25% of the voting securities of the Fund is presumed to control that Fund under the provisions of the 1940 Act.  Note that a controlling person may possess the ability to control the outcome of matters submitted for Shareholder vote of that Fund.  Because the Fund had not yet commenced operations as of the date of this SAI, no persons own 5% or more of the Shares of the Fund.  As of the date of this SAI, the Trustees and officers of the Fund owned in the aggregate less than 1% of the Shares of the Fund.

INVESTMENT ADVISORY, PRINCIPAL UNDERWRITING
AND OTHER SERVICE ARRANGEMENTS

Investment Adviser
EGA, a Delaware limited liability company located at 155 West 19th Street, 3rd Floor, New York, NY 10011, serves as the investment adviser to the Fund.  Marten S. Hoekstra is the Chief Executive Officer of EGA.  Robert C. Holderith is the President of EGA.  Susan M. Ciccarone is the Chief Financial Officer of EGA.  EGA is registered as an investment adviser under the Investment Advisers Act of 1940, as amended (the “Advisers Act”), with the SEC.

The Adviser provides investment advisory services to the Fund pursuant to the Advisory Agreement dated [        ] 2012, between the Fund and the Adviser.  Pursuant to the Advisory Agreement, the Adviser has overall responsibility for the management and investment of the Fund’s securities portfolio.  Pursuant to the Advisory Agreement, the Fund pays EGA a fee equal to [        ]% of the average daily net assets of the Fund.

Under the Advisory Agreement, the Adviser has agreed to assume all of the Fund’s ordinary operating expenses from its management fees excluding any taxes, interest, brokerage fees, and extraordinary or other non-routine expenses.

Portfolio Manager
Compensation of the Portfolio Manager and Other Accounts Managed.

For their services as portfolio managers of the Fund, Richard C. Kang and Habib Moudachirou receive an annual salary from EGA.  As of [             ], 2012, Mr. Kang managed 22 other EGA Funds that are series of the EGA Emerging Global Shares Trust.  The 22 other EGA Funds managed by Mr. Kang had, as of  [        ], 2012, $[           ] in total assets under management.  None of the Funds managed by Messrs. Kang and Moudachirou are subject to a performance fee.  Messrs. Kang and Moudachirou do not manage any other accounts.

Portfolio Managers’ Ownership of Shares of the Fund.

As of the date of this SAI, Messrs. Kang and Moudachirou did not own any Shares of the Fund.

Administrator and Fund Accountant

[To be provided]

Custodian and Transfer Agent

[To be provided]

Distributor

[To be provided]

Other Service Providers

[To be provided]

Independent Registered Public Accounting Firm

[To be provided]

Counsel
Stradley Ronon Stevens & Young, LLP, 2005 Market Street, Suite 2600, Philadelphia, Pennsylvania 19103, serves as counsel to the Fund.

Costs and Expenses
The Adviser has agreed to assume all of the Fund’s ordinary operating expenses excluding any taxes, interest, brokerage fees, and extraordinary or other non-routine expenses.  The Fund’s ordinary expenses include: the investment advisory fee; management services fee; acquired fund fees and expenses; administrative fees;  index receipt agent fees; transfer agency fees and shareholder servicing fees; custodian and accounting fees and expenses; legal and auditing fees; securities valuation expenses; fidelity bonds and other insurance premiums; expenses of preparing and printing prospectuses, product descriptions, confirmations, proxy statements, and shareholder reports and notices; registration fees and expenses; if any; licensing fees; listing fees; organizational costs; and Trustees’ fees and expenses.

PORTFOLIO TRANSACTIONS AND BROKERAGE COMMISSIONS

EGA has general responsibility for placing orders on behalf of the Fund for the purchase or sale of portfolio securities.  Pursuant to the Advisory Agreement, EGA is authorized to select the brokers or dealers that will execute the purchases and sales of securities for the Fund and is directed to implement the Fund’s policy of using best efforts to obtain the best available price and most favorable execution.  When securities transactions are effected on a stock exchange, the Fund’s policy is to pay commissions that are considered fair and reasonable without necessarily determining that the lowest possible commissions are paid in all circumstances.  In seeking to determine the reasonableness of brokerage commissions paid in any transaction, EGA relies upon its experience and knowledge regarding commissions generally charged by various brokers.  EGA effects transactions with those brokers and dealers that it believes provide the most favorable prices and are capable of providing efficient executions.  The sale of Shares by a broker-dealer is not a factor in the selection of broker-dealers and EGA does not currently participate in soft dollar transactions with respect to the Fund.

Portfolio Holding Disclosure Policies and Procedures
The Fund has adopted a policy regarding the disclosure of information about the Fund’s portfolio holdings.  The Board must approve all material amendments to this policy.  The Fund files its complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q.

Proxy Voting Policy
The Board has delegated to EGA the responsibility to vote proxies with respect to the portfolio securities held by the Fund. EGA has adopted policies and procedures with respect to voting proxies relating to securities held in client accounts for which it has discretionary authority.  Information on how EGA voted proxies on behalf of the Fund relating to portfolio securities during the most recent 12-month (or shorter, as applicable) period ended [        ] may be obtained (i) without charge, upon request, through the Fund’ website at www.egshares.com; and (ii) on the SEC’s website at http://www.sec.gov or the EDGAR database on the SEC’s website when available.  Proxy voting policies for the Fund is included as Appendix A to this SAI.  Proxy voting policies for EGA are included as Appendix B to this SAI.

Codes of Ethics
Pursuant to Rule 17j-1 under the 1940 Act, the Board of Trustees has adopted a Code of Ethics for the Fund and approved Codes of Ethics adopted by the Adviser and the Distributor (collectively the “Codes”).  The Codes are intended to ensure that the interests of shareholders and other clients are placed ahead of any personal interest, that no undue personal benefit is obtained from any person’s employment activities and that actual and potential conflicts of interest are avoided.  The Codes apply to the personal investing activities of certain individuals employed by or associated with the Fund, the Adviser or the Distributor (“Access Persons”).  Rule 17j-1 and the Codes are designed to prevent unlawful practices in connection with the purchase or sale of securities by Access Persons.  Under the Codes, Access Persons are permitted to engage in personal securities transactions, but are required to report their personal securities transactions for monitoring purposes.  The Codes permit personnel subject to the Codes to invest in securities subject to certain limitations, including securities that may be purchased or held by the Fund.  In addition, certain Access Persons are required to obtain approval before investing in initial public offerings or private placements.  The Codes are on file with the SEC, and are available to the public.

ADDITIONAL INFORMATION CONCERNING SHARES

Description of Shares of Beneficial Interest
Each Share represents an equal proportionate interest in the assets and liabilities of the Fund and has identical voting, dividend, redemption, liquidation and other rights and preferences as the other Shares of the Fund.

The Shares are not listed for trading on any national securities exchange.  The Shares have no trading market and no market is expected to develop.  To prevent the Fund from reaching an asset size where the Fund will no longer efficiently

achieve its investment objective, the Fund’s management currently anticipates capping the Fund’s asset size at $[           ].  You should consider your investment in the Fund to be illiquid.  In order to provide liquidity to Shareholders, the Fund will make quarterly offers to repurchase a portion of its outstanding Shares at net asset value as described herein.  There is no guarantee that you will be able to sell your Shares at any given time.  An investment in the Fund is suitable only for long-term investors who can bear the risks associated with the limited liquidity of the Shares.  The Fund is not an appropriate investment for investors who desire the ability to reduce their investments to cash on a timely basis.  Investment in the Fund involves significant risk and is suitable only for persons who can bear the economic risk of the loss of their investment.  You should carefully consider these risks before investing in the Fund.

Under Delaware law, the Fund is not required to, and the Fund does not presently intend to, hold regular annual meetings of Shareholders.  Meetings of the Shareholders of the Fund may be held from time to time to consider certain matters, including changes to the Fund’s fundamental investment policies, changes to the management agreement and the election of Trustees when required by the 1940 Act.

When matters are submitted to Shareholders for a vote, Shareholders are entitled to one vote per Share with proportionate voting for fractional Shares.  The Shares do not have cumulative voting rights or any preemptive or conversion rights, and the Trustees have authority, from time to time, to divide or combine the Shares into a greater or lesser number of Shares so affected.  In the case of a liquidation of the Fund, each Shareholder will be entitled to a Share, based upon the Shareholder’s percentage ownership, in the distribution of assets, net of liabilities, of the Fund.  No Shareholder is liable for further calls or assessment by the Fund.

On any matter submitted to a vote of the Shareholders, all Shares shall vote in the aggregate without differentiation between the Shares, provided that with respect to any matter as to which the 1940 Act or other applicable law or regulation requires voting by Fund or by class, then the Shares shall vote as prescribed in that law or regulation.

TAXES

The following is a summary of certain additional tax considerations generally affecting the Fund and its Shareholders that are not described in the Prospectus.  No attempt is made to present a detailed explanation of the tax treatment of the Fund or its Shareholders, and the discussion here and in the Prospectus is not intended as a substitute for careful tax planning.

This “Taxes” section is based on the Internal Revenue Code and applicable regulations in effect on the date of this Statement of Additional Information.  Future legislative, regulatory or administrative changes or court decisions may significantly change the tax rules applicable to the Fund and its Shareholders.  Any of these changes or court decisions may have a retroactive effect.

This is for general information only and not tax advice. All investors should consult their own tax advisors as to the federal, state, local and foreign tax provisions applicable to them.

Taxation of the Fund
Election to be Taxed as a Regulated Investment Company.  The Fund has elected and intends to qualify, or, if newly organized, intends to elect and qualify, each year as a regulated investment company (sometimes referred to as a “regulated investment company,” “RIC” or “fund”) under Part I of Subchapter M of the Internal Revenue Code.  If the Fund so qualifies, the Fund will not be subject to federal income tax on the portion of its investment company taxable income (that is, generally, taxable interest, dividends, net short-term capital gains, and other taxable ordinary income, net of expenses, without regard to the deduction for dividends paid) and net capital gain (that is, the excess of net long term capital gains over net short-term capital losses) that it distributes to Shareholders.

In order to qualify for treatment as a regulated investment company, the Fund must satisfy the following requirements:

(i) Distribution Requirement — the Fund must distribute an amount equal to the sum of at least 90% of its investment company taxable income and 90% of its net tax-exempt income, if any, for the tax year (including, for purposes of satisfying this distribution requirement, certain distributions made by the Fund after the close of its taxable year that are treated as made during such taxable year).

(ii) Income Requirement — the Fund must derive at least 90% of its gross income from dividends, interest, certain payments with respect to securities loans, and gains from the sale or other disposition of stock, securities or foreign currencies, or other income (including, but not limited to, gains from options, futures or forward contracts) derived from its business of investing in such stock, securities or currencies and net income derived from qualified publicly traded partnerships (QPTPs).

(iii) Asset Diversification Test — the Fund must satisfy the following asset diversification test at the close of each quarter of the Fund’s tax year: (1) at least 50% of the value of the Fund’s assets must consist of cash and cash items, U.S. government securities, securities of other regulated investment companies, and securities of other issuers (as to which the Fund has not invested more than 5% of the value of the Fund’s total assets in securities of an issuer and as to which the Fund does not hold more than 10% of the outstanding voting securities of the issuer); and (2) no more than 25% of the value of the Fund’s total assets may be invested in the securities of any one issuer (other than U.S. government securities and securities of other regulated investment companies) or of two or more issuers which the Fund controls and which are engaged in the same or similar trades or businesses, or, in the securities of one or more QPTPs.

In some circumstances, the character and timing of income realized by the Fund for purposes of the Income Requirement or the identification of the issuer for purposes of the Asset Diversification Test is uncertain under current law with respect to a particular investment, and an adverse determination or future guidance by the Internal Revenue Service (“IRS”) with respect to such type of investment may adversely affect the Fund’s ability to satisfy these requirements.  See, “Tax Treatment of Portfolio Transactions” below with respect to the application of these requirements to certain types of investments.  In other circumstances, the Fund may be required to sell portfolio holdings in order to meet the Income Requirement, Distribution Requirement, or Asset Diversification Test which may have a negative impact on the Fund’s income and performance.  In lieu of potential disqualification, the Fund is permitted to pay a tax for certain failures to satisfy the Asset Diversification Test or Income Requirement, which, in general, are limited to those due to reasonable cause and not willful neglect.

The Fund may use “equalization accounting” (in lieu of making some cash distributions) in determining the portion of its income and gains that has been distributed.  If the Fund uses equalization accounting, it will allocate a portion of its undistributed investment company taxable income and net capital gain to redemptions of Fund Shares and will correspondingly reduce the amount of such income and gains that it distributes in cash.  If the IRS determines that the Fund’s allocation is improper and that the Fund has under-distributed its income and gain for any taxable year, the Fund may be liable for federal income and/or excise tax. If, as a result of such adjustment, the Fund fails to satisfy the Distribution Requirement, the Fund will not qualify that year as a regulated investment company the effect of which is described in the following paragraph.

If for any taxable year the Fund does not qualify as a regulated investment company, all of its taxable income (including its net capital gain) would be subject to tax at regular corporate rates without any deduction for dividends paid to Shareholders, and the dividends would be taxable to the Shareholders as ordinary income (or possibly as qualified dividend income) to the extent of the Fund’s current and accumulated earnings and profits.  Failure to qualify as a regulated investment company would thus have a negative impact on the Fund’s income and performance.  Subject to savings provisions for certain failures to satisfy the Income Requirement or Asset Diversification Test which, in general, are limited to those due to reasonable cause and not willful neglect, it is possible that the Fund will not qualify as a regulated investment company in any given tax year.  Even if such savings provisions apply, the Fund may be subject to a monetary sanction of $50,000 or more.  Moreover, the Board reserves the right not to maintain the qualification of the Fund as a regulated investment company if it determines such a course of action to be beneficial to Shareholders.

Portfolio Turnover.  For investors that hold their Fund Shares in a taxable account, a high portfolio turnover rate may result in higher taxes.  This is because the Fund with a high turnover rate is likely to accelerate the recognition of capital gains and more of such gains are likely to be taxable as short-term rather than long-term capital gains in contrast to a comparable fund with a low turnover rate.  Any such higher taxes would reduce the Fund’s after-tax performance.  See, “Taxation of Fund Distributions - Distributions of Capital Gains” below.  For non-U.S. investors, any such acceleration of the recognition of capital gains that results in more short-term and less long term capital gains being recognized by the Fund may cause such investors to be subject to increased U.S. withholding taxes. See, “Non-U.S. Investors –Capital Gain Dividends and Short-Term Capital Gain Dividends” below.

Capital Loss Carryovers. The capital losses of the Fund, if any, do not flow through to Shareholders.  Rather, the Fund may use its capital losses, subject to applicable limitations, to offset its capital gains without being required to pay taxes on or distribute to Shareholders such gains that are offset by the losses.  Rules similar to those that apply to capital loss carryovers of individuals are made applicable to RICs. Thus, if the Fund has a “net capital loss” (that is, capital losses in excess of capital gains), the excess (if any) of the Fund's net short-term capital losses over its net long-term capital gains is treated as a short-term capital loss arising on the first day of the Fund's next taxable year, and the excess (if any) of the Fund's net long-term capital losses over its net short-term capital gains is treated as a long-term capital loss arising on the first day of the Fund's next taxable year.  Any such net capital losses of the Fund that are not used to offset capital gains may be carried forward indefinitely to reduce any future capital gains realized by the Fund in succeeding taxable years.  The amount of capital losses that can be carried forward and used in any single year is subject to an annual limitation if there is a more than 50% “change in ownership” of the Fund. An ownership change generally results when Shareholders owning 5% or more of the Fund increase their aggregate holdings by more than 50% over a three-year look-back period.  An ownership change could result in capital loss carryovers being used at a slower rate, thereby reducing the Fund’s ability to offset capital gains with those losses.  An increase in the amount of taxable gains distributed to the Fund’s Shareholders could result from an ownership change. The Fund undertakes no obligation to avoid or prevent an ownership change, which can occur in the normal course of Shareholder purchases and repurchases or as a result of engaging in a tax-free reorganization with another fund.  As a newly formed entity, does not have any unused capital loss carryovers.

Deferral of Late Year Losses. The Fund may elect to treat part or all of any “qualified late year loss” as if it had been incurred in the succeeding taxable year in determining the Fund’s taxable income, net capital gain, net short term capital gain, and earnings and profits. The effect of this election is to treat any such “qualified late year loss” as if it had been incurred in the succeeding taxable year in characterizing Fund distributions for any calendar year (see, “Taxation of Fund Distributions - Distributions of Capital Gains” below). A “qualified late year loss” includes:

(i) any net capital loss, net long-term capital loss, or net short-term capital loss incurred after October 31 of the current taxable year (“post-October losses”), and

(ii) the excess, if any, of (1) the sum of (a) specified losses incurred after October 31 of the current taxable year, and (b) other ordinary losses incurred after December 31 of the current taxable year, over (2) the sum of (a) specified gains incurred after October 31 of the current taxable year, and (b) other ordinary gains incurred after December 31 of the current taxable year.

The terms “specified losses” and “specified gains” mean ordinary losses and gains from the sale, exchange, or other disposition of property (including the termination of a position with respect to such property), foreign currency losses and gains, and losses and gains resulting from holding stock in a passive foreign investment company (“PFIC”) for which a mark-to-market election is in effect. The terms “ordinary losses” and “ordinary gains” mean other ordinary losses and gains that are not described in the preceding sentence.

Undistributed Capital Gains. The Fund may retain or distribute to Shareholders its net capital gain for each taxable year.  The Fund currently intends to distribute net capital gains. If the Fund elects to retain its net capital gain, the Fund will be taxed thereon (except to the extent of any available capital loss carryovers) at the highest corporate tax rate (currently 35%). If the Fund elects to retain its net capital gain, it is expected that the Fund also will elect to have Shareholders treated as if each received a distribution of its pro rata share of such gain, with the result that each Shareholder will be required to report its pro rata share of such gain on its tax return as long-term capital gain, will receive a refundable tax credit for its pro rata share of tax paid by the Fund on the gain, and will increase the tax basis for its Shares by an amount equal to the deemed distribution less the tax credit.

Federal Excise Tax. To avoid a 4% non-deductible excise tax, the Fund must distribute by December 31 of each year an amount equal to: (1) 98% of its ordinary income for the calendar year, (2) 98.2% of capital gain net income (that is, the excess of the gains from sales or exchanges of capital assets over the losses from such sales or exchanges) for the one-year period ended on October 31 of such calendar year (or, at the election of a regulated investment company having a taxable year ending November 30 or December 31, for its taxable year), and (3) any prior year undistributed ordinary income and capital gain net income.  The Fund may elect to defer to the following year any net ordinary loss incurred for the portion of the calendar year which is after the beginning of the Fund’s taxable year.  Also, the Fund will defer any “specified gain” or “specified loss” which would be properly taken into account for the portion of the calendar year after October 31.  Any net ordinary loss, specified gain, or specified loss deferred shall be treated as arising on January 1 of the following calendar year.  Generally, the Fund intends to make sufficient distributions prior to the end of each calendar year to avoid any material liability for federal income and excise tax, but can give no assurances that all such liability will be avoided. In addition, under certain circumstances, temporary timing or permanent differences in the realization of income and expense for book and tax purposes can result in the Fund having to pay an excise tax.

Foreign Income Tax. Investment income received by the Fund from sources within foreign countries may be subject to foreign income tax withheld at the source and the amount of tax withheld generally will be treated as an expense of the Fund.  The United States has entered into tax treaties with many foreign countries which entitle the Fund to a reduced rate of, or exemption from, tax on such income.  It is impossible to determine the effective rate of foreign tax in advance since the amount of the Fund's assets to be invested in various countries is not known.  Under certain circumstances, the Fund may elect to pass-through foreign tax credits to Shareholders, although it reserves the right not to do so.

Taxation of Fund Distributions
The Fund anticipates distributing substantially all of its investment company taxable income and net capital gain for each taxable year.  Distributions by the Fund will be treated in the manner described below.  The Fund will send you information annually as to the federal income tax consequences of distributions made (or deemed made) during the year.

Distributions of Net Investment Income. The Fund receives ordinary income generally in the form of dividends and/or interest on its investments.  The Fund may also recognize ordinary income from other sources, including, but not limited to, certain gains on foreign currency-related transactions.  This income, less expenses incurred in the operation of the Fund, constitutes the Fund’s net investment income from which dividends may be paid to you.  If you are a taxable investor, distributions of net investment income generally are taxable as ordinary income to the extent of the Fund’s earnings and profits.  A portion of the income dividends paid to you may be qualified dividends eligible to be taxed at reduced rates.  See the discussion below under the headings, “— Qualified Dividend Income for Individuals” and “— Dividends-Received Deduction for Corporations”.

Distributions of Capital Gains.  The Fund may derive capital gain and loss in connection with sales or other dispositions of its portfolio securities.  Distributions derived from the excess of net short-term capital gain over net long-term capital loss will be taxable to you as ordinary income.  Distributions paid from the excess of net long-term capital gain over net short-term capital loss will be taxable to you as long-term capital gain, regardless of how long you have held your Shares in the Fund. Any net short-term or long-term capital gain realized by the Fund (net of any capital loss carryovers) generally will be distributed once each year and may be distributed more frequently, if necessary, in order to reduce or eliminate federal excise or income taxes on the Fund.

Returns of Capital. Distributions by the Fund that are not paid from earnings and profits will be treated as a return of capital to the extent of (and in reduction of) the Shareholder's tax basis in his Shares; any excess will be treated as gain from the sale of his Shares.  Thus, the portion of a distribution that constitutes a return of capital will decrease the Shareholder’s tax basis in his Fund Shares (but not below zero), and will result in an increase in the amount of gain (or decrease in the amount of loss) that will be recognized by the Shareholder for tax purposes on the later sale of such Fund Shares.  Return of capital distributions can occur for a number of reasons including, among others, the Fund over estimates the income to be received from certain investments.

Qualified Dividend Income for Individuals. With respect to ordinary income dividends paid on or before December 31, 2012 (unless such provision is extended, possibly retroactively to January 1, 2013, or made permanent),  amounts reported by the Fund to Shareholders as derived from qualified dividend income will be taxed in the hands of individuals and other noncorporate Shareholders at the rates applicable to long-term capital gain. “Qualified dividend income” means dividends paid to the Fund (a) by domestic corporations, (b) by foreign corporations that are either (i) incorporated in a possession of the United States, or (ii) are eligible for benefits under certain income tax treaties with the United States that include an exchange of information program, or (c) with respect to stock of a foreign corporation that is readily tradable on an established securities market in the United States. Both the Fund and the investor must meet certain holding period requirements to qualify Fund dividends for this treatment.  Specifically, the Fund must hold the stock for at least 61 days during the 121-day period beginning 60 days before the stock becomes ex-dividend.  Similarly, investors must hold their Fund Shares for at least 61 days during the 121-day period beginning 60 days before the Fund distribution goes ex-dividend. Income derived from investments in derivatives, fixed income securities, U.S. real estate investment trusts (“REITs”), PFICs, and income received “in lieu of” dividends in a securities lending transaction generally is not eligible for treatment as qualified dividend income.  If the qualifying dividend income received by the Fund is equal to or greater than 95% of the Fund's gross income (exclusive of net capital gain) in any taxable year, all of the ordinary income dividends paid by the Fund will be qualifying dividend income.

Dividends-Received Deduction for Corporations. Because the Fund invests primarily in Frontier Markets securities, it is anticipated that none or only a nominal amount of the Fund’s income dividends will qualify for the 70% dividends received deduction available to corporate Shareholders. The portion of dividends paid by the Fund that so qualifies will be reported by the Fund to Shareholders each year and cannot exceed the gross amount of dividends received by the Fund from domestic (U.S.) corporations.  The availability of the dividends-received deduction is subject to certain holding period and debt financing restrictions that apply to both the Fund and the investor. Specifically, the amount that the Fund may report as eligible for the dividends-received deduction will be reduced or eliminated if the Shares on which the dividends earned by the Fund were debt-financed or held by the Fund for less than a minimum period of time, generally 46 days during a 91-day period beginning 45 days before the stock becomes ex-dividend. Similarly, if your Fund Shares are debt-financed or held by you for less than a 46- day period then the dividends-received deduction for Fund dividends on your Shares may also be reduced or eliminated.  Even if reported as dividends eligible for the dividends-received deduction, all dividends (including any deducted portion) must be included in your alternative minimum taxable income calculation.  Income derived by the Fund from investments in derivatives, fixed income and foreign securities generally is not eligible for this treatment.

Impact of Realized but Undistributed Income and Gains, and Net Unrealized Appreciation of Portfolio Securities.
At the time of your purchase of Shares, the Fund’s net asset value  may reflect undistributed income, undistributed capital gains, or net unrealized appreciation of portfolio securities held by the Fund. A subsequent distribution to you of such amounts, although constituting a return of your investment, would be taxable, and would be taxed as ordinary income (some portion of which may be taxed as qualified dividend income), capital gains, or some combination of both, unless you are investing through a tax-deferred arrangement, such as a 401(k) plan or an individual retirement account.  The Fund may be able to reduce the amount of such distributions from capital gains by utilizing its capital loss carryovers, if any.

Pass-Through of Foreign Tax Credits. If more than 50% of the Fund’s total assets at the end of a fiscal year is invested in foreign securities, the Fund may elect to pass through to you your pro rata share of foreign taxes paid by the Fund.  If this election is made, the Fund may report more taxable income to you than it actually distributes.  You will then be entitled either to deduct your share of these taxes in computing your taxable income, or to claim a foreign tax credit for these taxes against your U.S. federal income tax (subject to limitations for certain Shareholders).  The Fund will provide you with the information necessary to claim this deduction or credit on your personal income tax return if it makes this election.  No deduction for foreign tax may be claimed by a noncorporate Shareholder who does not itemize deductions or who is subject to the alternative minimum tax. Shareholders may be unable to claim a credit for the full amount of their proportionate shares of the foreign income tax paid by the Fund due to certain limitations that may apply.  The Fund reserves the right not to pass through to its Shareholders the amount of foreign income taxes paid by the Fund. Additionally, any foreign tax withheld on payments made “in lieu of” dividends or interest will not qualify for the pass-through of foreign tax credits to Shareholders. See, “Tax Treatment of Portfolio Transactions – Securities Lending” below.

U.S. Government Securities. Income earned on certain U.S. government obligations is exempt from state and local personal income taxes if earned directly by you. States also grant tax-free status to dividends paid to you from interest earned on direct obligations of the U.S. government, subject in some states to minimum investment or reporting requirements that must be met by the Fund.  Income on investments by the Fund in certain other obligations, such as repurchase agreements collateralized by U.S. government obligations, commercial paper and federal agency-backed obligations (e.g., Government National Mortgage Association (“GNMA”) or Federal National Mortgage Association (“FNMA”) obligations), generally does not qualify for tax-free treatment.  The rules on exclusion of this income are different for corporations.

Dividends Declared in December and Paid in January. Ordinarily, Shareholders are required to take distributions by the Fund into account in the year in which the distributions are made. However, dividends declared in October, November or December of any year and payable to Shareholders of record on a specified date in such a month will be deemed to have been received by the Shareholders (and made by the Fund) on December 31 of such calendar year if such dividends are actually paid in January of the following year. Shareholders will be advised annually as to the U.S. federal income tax consequences of distributions made (or deemed made) during the year in accordance with the guidance that has been provided by the IRS.

Medicare Tax. The recently enacted Patient Protection and Affordable Care Act of 2010, as amended by the Health Care and Education Affordability Reconciliation Act of 2010, will impose a 3.8% Medicare tax on net investment income earned by certain individuals, estates and trusts for taxable years beginning after December 31, 2012.  “Net investment income,” for these purposes, means investment income, including ordinary dividends and capital gain distributions received from the Fund and net gains from redemptions or other taxable dispositions of Fund Shares, reduced by the deductions properly allocable to such income.  In the case of an individual, the tax will be imposed on the lesser of (1) the Shareholder’s net investment income or (2) the amount by which the Shareholder’s modified adjusted gross income exceeds $250,000 (if the Shareholder is married and filing jointly or a surviving spouse), $125,000 (if the Shareholder is married and filing separately) or $200,000 (in any other case).

Repurchases of Fund Shares
In General. Repurchases  of Fund Shares pursuant to a repurchase offer will be treated as a sale or exchange of the Shares if the repurchase (a) results in a complete termination of the Shareholder’s interest in the Fund, (b) is “substantially disproportionate” with respect to the Shareholder (generally meaning that after the repurchase the Shareholder’s percentage interest in the Fund is less than 80% of his or her percentage interest prior to the repurchase), or (c) is “not essentially equivalent to a dividend.” In determining whether any of these tests has been met a Shareholder generally needs to take into account Shares that he or she owns directly or is considered to own under certain constructive ownership rules in the Internal Revenue Code.  If any of these three tests is met, a repurchase of Fund Shares will result in a taxable gain or loss equal to the difference between the amount realized and the Shareholder’s basis in the Shares repurchased. Such gain or loss will be treated as capital gain or loss if the Shares are capital assets in the Shareholder’s hands, and will be long-term capital gain or loss if the Shares are held for more than one year and short-term capital gain or loss if the Shares are held for one year or less.  Capital losses in any year are deductible only to the extent of capital gains plus, in the case of a noncorporate taxpayer, $3,000 of ordinary income.

If none of the three tests described above is met with respect to a repurchase, then amounts received by a Shareholder will be taxable (1) as a dividend to the extent of such Shareholder’s allocable share of the Fund's current and accumulated earnings and profits, (2) thereafter, as a non-taxable return of capital to the extent of the Shareholder’s adjusted basis, and (3) thereafter, as taxable gain. Any adjusted basis in the Shares repurchased that exceeds the amount of the non-taxable return of capital under the preceding sentence will be reassigned to the remaining Shares held by the Shareholder.  Under such circumstances, it is also possible that the other Shareholders may be considered to have received a deemed distribution of all or a portion of their allocable shares of the Fund’s current and accumulated earnings and profits.

Tax Basis Information. The Fund is required to report to you and the IRS annually on Form 1099-B the cost basis of Shares purchased or acquired on or after January 1, 2012 where the cost basis of the Shares is known by the Fund (referred to as “covered shares”) and which are disposed of after that date in a sale or exchange transaction.  However, cost basis reporting is not required for certain Shareholders, including Shareholders investing in the Fund through a tax-advantaged retirement account, such as a 401(k) plan or an individual retirement account.

When required to report cost basis, the Fund will calculate it using the Fund’s default method, unless you instruct the Fund to use a different calculation method.  For additional information regarding the Fund’s available cost basis reporting methods, including its default method, please contact the Fund.  If you hold your Fund Shares through a broker (or other nominee), please contact that broker (nominee) with respect to reporting of cost basis and available elections for your account.

The IRS permits the use of several methods to determine the cost basis of mutual fund shares.  The method used will determine which specific Shares are deemed to be sold when there are multiple purchases on different dates at differing share prices, and the entire position is not sold at one time. The Fund does not recommend any particular method of determining cost basis, and the use of other methods may result in more favorable tax consequences for some Shareholders.  It is important that you consult with your tax advisor to determine which method is best for you and then notify the Fund if you intend to utilize a method other than the Fund’s default method for covered shares.  If you do not notify the Fund of your elected cost basis method upon the later of January 1, 2012 or the initial purchase into your account, the default method will be applied to your covered shares.

The Fund will compute and report the cost basis of your Fund Shares sold or exchanged by taking into account all of the applicable adjustments to cost basis and holding periods as required by the Internal Revenue Code and Treasury regulations for purposes of reporting these amounts to you and the IRS. However the Fund is not required to, and in many cases the Fund does not possess the information to, take all possible basis, holding period or other adjustments into account in reporting cost basis information to you. Therefore, Shareholders should carefully review the cost basis information provided by the Fund.

Wash Sales. All or a portion of any loss that you realize on repurchase of your Fund Shares will be disallowed to the extent that you buy other Shares in the Fund within 30 days before or after your Share redemption. Any loss disallowed under these rules will be added to your tax basis in the new Shares.

Redemptions at a Loss Within Six Months of Purchase. Any loss incurred on repurchase of Fund Shares held for six months or less will be treated as long-term capital loss to the extent of any long-term capital gain distributed to you by the Fund on those Shares.

Reportable Transactions.  Under Treasury regulations, if a Shareholder recognizes a loss with respect to the Fund’s Shares of $2 million or more for an individual Shareholder or $10 million or more for a corporate Shareholder (or certain greater amounts over a combination of years), the Shareholder must file with the IRS a disclosure statement on Form 8886. The fact that a loss is reportable under these regulations does not affect the legal determination of whether the taxpayer’s treatment of the loss is proper. Shareholders should consult their tax advisers to determine the applicability of these regulations in light of their individual circumstances.

Tax Treatment of Portfolio Transactions
Set forth below is a general description of the tax treatment of certain types of securities, investment techniques and transactions that may apply to the Fund and, in turn, affect the amount, character and timing of dividends and distributions payable by the Fund to its Shareholders. This section should be read in conjunction with the discussion above under “Investment Strategies” for a detailed description of the various types of securities and investment techniques that apply to the Fund.

In general. In general, gain or loss recognized by the Fundon the sale or other disposition of portfolio investments will be a capital gain or loss. Such capital gain and loss may be long-term or short-term depending, in general, upon the length of time a particular investment position is maintained and, in some cases, upon the nature of the transaction.  Property held for more than one year generally will be eligible for long-term capital gain or loss treatment.  The application of certain rules described below may serve to alter the manner in which the holding period for a security is determined or may otherwise affect the characterization as long-term or short-term, and also the timing of the realization and/or character, of certain gains or losses.

Options, Futures, Forward Contracts, Swap Agreements and Hedging Transactions. In general, option premiums received by the Fund are not immediately included in the income of the Fund. Instead, the premiums are recognized when the option contract expires, the option is exercised by the holder, or the Fund transfers or otherwise terminates the option (e.g., through a closing transaction). If an option written by the Fund is exercised and the Fund sells or delivers the underlying stock, the Fund generally will recognize capital gain or loss equal to (a) the sum of the strike price and the option premium received by the Fund minus (b) the Fund’s basis in the stock.  Such gain or loss generally will be short-term or long-term depending upon the holding period of the underlying stock.  If securities are purchased by the Fund pursuant to the exercise of a put option written by it, the Fund generally will subtract the premium received from its cost basis in the securities purchased.  The gain or loss with respect to any termination of the Fund’s obligation under an option other than through the exercise of the option and related sale or delivery of the underlying stock generally will be short-term gain or loss depending on whether the premium income received by the Fund is greater or less than the amount paid by the Fund (if any) in terminating the transaction.  Thus, for example, if an option written by the Fund expires unexercised, the Fund generally will recognize short-term gain equal to the premium received.

The tax treatment of certain futures contracts entered into by the Fund as well as listed non-equity options written or purchased by the Fund on U.S. exchanges (including options on futures contracts, broad-based equity indices and debt securities) may be governed by section 1256 of the Internal Revenue Code (“section 1256 contracts”).  Gains or losses on section 1256 contracts generally are considered 60% long-term and 40% short-term capital gains or losses (“60/40”), although certain foreign currency gains and losses from such contracts may be treated as ordinary in character.  Also, any section 1256 contracts held by the Fund at the end of each taxable year (and, for purposes of the 4% excise tax, on certain other dates as prescribed under the Internal Revenue Code) are “marked to market” with the result that unrealized gains or losses are treated as though they were realized and the resulting gain or loss is treated as ordinary or 60/40 gain or loss, as applicable.  Section 1256 contracts do not include any interest rate swap, currency swap, basis swap, interest rate cap, interest rate floor, commodity swap, equity swap, equity index swap, credit default swap, or similar agreement.

In addition to the special rules described above in respect of options and futures transactions, the Fund’s transactions in other derivative instruments (including options, forward contracts and swap agreements) as well as its other hedging, short sale, or similar transactions, may be subject to one or more special tax rules (including the constructive sale, notional principal contract, straddle, wash sale and short sale rules).  These rules may affect whether gains and losses recognized by the Fund are treated as ordinary or capital or as short-term or long-term, accelerate the recognition of income or gains to the Fund, defer losses to the Fund, and cause adjustments in the holding periods of the Fund’s securities.  These rules, therefore, could affect the amount, timing and/or character of distributions to Shareholders.  Moreover, because the tax rules applicable to derivative financial instruments are in some cases uncertain under current law, an adverse determination or future guidance by the IRS with respect to these rules (which determination or guidance could be retroactive) may affect whether the Fund has made sufficient distributions, and otherwise satisfied the relevant requirements, to maintain its qualification as a regulated investment company and avoid the Fund-level tax.

Certain of the Fund’s investments in derivatives and foreign currency-denominated instruments, and the Fund’s transactions in foreign currencies and hedging activities, may produce a difference between its book income and its taxable income.  If the Fund’s book income is less than the sum of its taxable income and net tax-exempt income (if any), the Fund could be required to make distributions exceeding book income to qualify as a regulated investment company.  If the Fund’s book income exceeds the sum of its taxable income and net tax-exempt income (if any), the distribution of any such excess will be treated as (i) a dividend to the extent of the Fund’s remaining earnings and profits (including current earnings and profits arising from tax-exempt income, reduced by related deductions), (ii) thereafter, as a return of capital to the extent of the recipient’s basis in the Shares, and (iii) thereafter, as gain from the sale or exchange of a capital asset.

Foreign Currency Transactions. A fund’s transactions in foreign currencies, foreign currency-denominated debt obligations and certain foreign currency options, futures contracts and forward contracts (and similar instruments) may give rise to ordinary income or loss to the extent such income or loss results from fluctuations in the value of the foreign currency concerned.  This treatment could increase or decrease the Fund's ordinary income distributions to you, and may cause some or all of the Fund's previously distributed income to be classified as a return of capital.  In certain cases, the Fund may make an election to treat such gain or loss as capital.

PFIC Investments. A fund may invest in securities of foreign companies that may be classified under the Internal Revenue Code as PFICs. In general, a foreign company is classified as a PFIC if at least one-half of its assets constitute investment-type assets or 75% or more of its gross income is investment-type income. When investing in PFIC securities, the Fund intends to mark-to-market these securities under certain provisions of the Internal Revenue Code and recognize any unrealized gains as ordinary income at the end of the Fund’s fiscal and excise tax years. Deductions for losses are allowable only to the extent of any current or previously recognized gains. These gains (reduced by allowable losses) are treated as ordinary income that the Fund is required to distribute, even though it has not sold or received dividends from these securities. You should also be aware that the designation of a foreign security as a PFIC security will cause its income dividends to fall outside of the definition of qualified foreign corporation dividends. These dividends generally will not qualify for the reduced rate of taxation on qualified dividends when distributed to you by the Fund. Foreign companies are not required to identify themselves as PFICs.  Due to various complexities in identifying PFICs, the Fund can give no assurances that it will be able to identify portfolio securities in foreign corporations that are PFICs in time for the Fund to make a mark-to-market election.  If the Fund is unable to identify an investment as a PFIC and thus does not make a mark-to-market election, the Fund may be subject to U.S. federal income tax on a portion of any “excess distribution” or gain from the disposition of such shares even if such income is distributed as a taxable dividend by the Fund to its Shareholders. Additional charges in the nature of interest may be imposed on the Fund in respect of deferred taxes arising from such distributions or gains.

Investments in Partnerships and QPTPs. For purposes of the Income Requirement, income derived by the Fund from a partnership that is not a QPTP will be treated as qualifying income only to the extent such income is attributable to items of income of the partnership that would be qualifying income if realized directly by the Fund.  For purposes of testing whether the Fund satisfies the Asset Diversification Test, the Fund generally is treated as owning a pro rata share of the underlying assets of a partnership. See, “Taxation of the Fund.”  In contrast, different rules apply to a partnership that is a QPTP.  A QPTP is a partnership (a) the interests in which are traded on an established securities market, (b) that is treated as a partnership for federal income tax purposes, and (c) that derives less than 90% of its income from sources that satisfy the Income Requirement (e.g., because it invests in commodities).  All of the net income derived by the Fund from an interest in a QPTP will be treated as qualifying income but the Fund may not invest more than 25% of its total assets in one or more QPTPs.  However, there can be no assurance that a partnership classified as a QPTP in one year will qualify as a QPTP in the next year.  Any such failure to annually qualify as a QPTP might, in turn, cause the Fund to fail to qualify as a regulated investment company.  Although, in general, the passive loss rules of the Internal Revenue Code do not apply to RICs, such rules do apply to the Fund with respect to items attributable to an interest in a QPTP.  Fund investments in partnerships, including in QPTPs, may result in the Fund's being subject to state, local or foreign income, franchise or withholding tax liabilities.

Securities Lending. While securities are loaned out by the Fund, the Fund generally will receive from the borrower amounts equal to any dividends or interest paid on the borrowed securities.  For federal income tax purposes, payments made “in lieu of” dividends are not considered dividend income.  These distributions will neither qualify for the reduced rate of taxation for individuals on qualified dividends nor the 70% dividends received deduction for corporations.  Also, any foreign tax withheld on payments made “in lieu of” dividends or interest will not qualify for the pass-through of foreign tax credits to Shareholders.

Investments in Securities of Uncertain Tax Character.  A fund may invest in securities the U.S. federal income tax treatment of which may not be clear or may be subject to recharacterization by the IRS. To the extent the tax treatment of such securities or the income from such securities differs from the tax treatment expected by the Fund, it could affect the timing or character of income recognized by the Fund, requiring the Fund to purchase or sell securities, or otherwise change its portfolio, in order to comply with the tax rules applicable to regulated investment companies under the Internal Revenue Code.

Backup Withholding
By law, the Fund may be required to withhold a portion of your taxable dividends and sales proceeds unless you:
• provide your correct social security or taxpayer identification number,
• certify that this number is correct,
• certify that you are not subject to backup withholding, and
• certify that you are a U.S. person (including a U.S. resident alien).

The Fund also must withhold if the IRS instructs it to do so.  When withholding is required, the amount will be 28% of any distributions or proceeds paid.  This rate will expire and the backup withholding rate will be 31% for amounts paid after December 31, 2012, unless the 28% rate is extended, possibly retroactively to January 1, 2013, or made permanent.  Backup withholding is not an additional tax.  Any amounts withheld may be credited against the Shareholder’s U.S. federal income tax liability, provided the appropriate information is furnished to the IRS. Certain payees and payments are exempt from backup withholding and information reporting.  The special U.S. tax certification requirements applicable to non-U.S. investors to avoid backup withholding are described under the “Non-U.S. Investors” heading below.

Non-U.S. Investors
Non-U.S. investors (Shareholders who, as to the United States, are nonresident alien individuals, foreign trusts or estates, foreign corporations, or foreign partnerships) may be subject to U.S. withholding and estate tax and are subject to special U.S. tax certification requirements.  Non-U.S. investors should consult their tax advisors about the applicability of U.S. tax withholding and the use of the appropriate forms to certify their status.

In General. The United States imposes a flat 30% withholding tax (or a withholding tax at a lower treaty rate) on U.S. source dividends, including on income dividends paid to you by the Fund. Exemptions from this U.S. withholding tax are provided for capital gain dividends paid by the Fund from its net long-term capital gains and, with respect to taxable years of the Fund beginning before January 1, 2012 (unless such provision is extended, possibly retroactively to January 1, 2012, or made permanent), interest-related dividends paid by the Fund from its qualified net interest income from U.S. sources and short-term capital gain dividends.  However, notwithstanding such exemptions from U.S. withholding at the source, any dividends and distributions of income and capital gains, including the proceeds from the sale of your Fund Shares, will be subject to backup withholding at a rate of 28% (subject to increase to 31% as described above) if you fail to properly certify that you are not a U.S. person.

Capital Gain Dividends and Short-Term Capital Gain Dividends. In general, (i) a capital gain dividend reported by the Fund to Shareholders as paid from its net long-term capital gains, or (ii) with respect to taxable years of the Fund beginning before January 1, 2012 (unless such provision is extended, possibly retroactively to January 1, 2012, or made permanent), a short-term capital gain dividend reported by the Fund to Shareholders as paid from its net short-term capital gains, other than long- or short-term capital gains realized on disposition of U.S. real property interests (see the discussion below) are not subject to U.S. withholding tax unless you are a nonresident alien individual present in the United States for a period or periods aggregating 183 days or more during the calendar year.  After such sunset date, short-term capital gains are taxable to non-U.S. investors as ordinary dividends subject to U.S. withholding tax at a 30% or lower treaty rate.

Interest-Related Dividends. With respect to taxable years of the Fund beginning before January 1, 2012 (unless such provision is extended, possibly retroactively to January 1, 2012, or made permanent), dividends reported by the Fund to Shareholders as interest-related dividends and paid from its qualified net interest income from U.S. sources are not subject to U.S. withholding tax. “Qualified interest income” includes, in general, U.S. source (1) bank deposit interest, (2) short-term original discount, (3) interest (including original issue discount, market discount, or acquisition discount) on an obligation which is in registered form, unless it is earned on an obligation issued by a corporation or partnership in which the Fund is a 10-percent Shareholder or is contingent interest, and (4) any interest-related dividend from another regulated investment company. On any payment date, the amount of an income dividend that is reported by the Fund to Shareholders as an interest-related dividend may be more or less than the amount that is so qualified.  This is because the reporting is based on an estimate of the Fund’s qualified net interest income for its entire fiscal year, which can only be determined with exactness at fiscal year-end.  As a consequence, the Fund may over withhold a small amount of U.S. tax from a dividend payment.  In this case, the non-U.S. investor’s only recourse may be to either forgo recovery of the excess withholding, or to file a United States nonresident income tax return to recover the excess withholding.

Further Limitations on Tax Reporting for Interest-Related Dividends and Short-Term Capital Gain Dividends for Non-U.S. Investors. It may not be practical in every case for the Fund to report, and the Fund reserves the right in these cases to not report, small amounts of interest-related or short-term capital gain dividends.  Additionally, the Fund’s reporting of interest-related or short-term capital gain dividends may not be passed through to Shareholders by intermediaries who have assumed tax reporting responsibilities for this income in managed or omnibus accounts due to systems limitations or operational constraints.

Net Investment Income from Dividends on Stock and Foreign Source Interest Income Continue to be Subject to Withholding Tax; Foreign Tax Credits. Ordinary dividends paid by the Fund to non-U.S. investors on the income earned on portfolio investments in (i) the stock of domestic and foreign corporations and (ii) the debt of foreign issuers continue to be subject to U.S. withholding tax. Foreign Shareholders may be subject to U.S. withholding tax at a rate of 30% on the income resulting from an election to pass-through foreign tax credits to Shareholders, but may not be able to claim a credit or deduction with respect to the withholding tax for the foreign tax treated as having been paid by them.

Income Effectively Connected with a U.S. Trade or Business. If the income from the Fund is effectively connected with a U.S. trade or business carried on by a foreign Shareholder, then ordinary income dividends, capital gain dividends and any gains realized upon the sale or redemption of Shares of the Fund will be subject to U.S. federal income tax at the rates applicable to U.S. citizens or domestic corporations and require the filing of a nonresident U.S. income tax return.

Investment in U.S. Real Property.  The Fund may invest in equity securities of corporations that invest in U.S. real property, including U.S. REITs. The sale of a U.S. real property interest (“USRPI”) by the Fund or by a U.S. REIT or U.S. real property holding corporation in which the Fund invests may trigger special tax consequences to the Fund’s non-U.S. Shareholders.

The Foreign Investment in Real Property Tax Act of 1980 (“FIRPTA”) makes non-U.S. persons subject to U.S. tax on disposition of a USRPI as if he or she were a U.S. person. Such gain is sometimes referred to as FIRPTA gain. The Internal Revenue Code provides a look-through rule for distributions of FIRPTA gain by a RIC received from a U.S. REIT or another RIC classified as a U.S. real property holding corporation or realized by the RIC on a sale of a USRPI (other than a domestically controlled U.S. REIT or RIC that is classified as a qualified investment entity) as follows:

The RIC is classified as a qualified investment entity. A RIC is classified as a “qualified investment entity” with respect to a distribution to a non-U.S. person which is attributable directly or indirectly to a distribution from a U.S. REIT if, in general, 50% or more of the RIC’s assets consists of interests in U.S. REITs and U.S. real property holding corporations, and

• You are a non-U.S. Shareholder that owns more than 5% of a class of Fund Shares at any time during the one-year period ending on the date of the distribution.

• If these conditions are met, such Fund distributions to you are treated as gain from the disposition of a USRPI, causing the distributions to be subject to U.S. withholding tax at a rate of 35% (unless reduced by future regulations), and requiring that you file a nonresident U.S. income tax return.

• In addition, even if you do not own more than 5% of a class of Fund Shares, but the Fund is a qualified investment entity, such Fund distributions to you will be taxable as ordinary dividends (rather than as a capital gain or short-term capital gain dividend) subject to withholding at 30% or lower treaty rate.

These rules apply to dividends paid by the Fund before January 1, 2012 (unless such provision is extended, possibly retroactively to January 1, 2012, or made permanent).  After such sunset date, Fund distributions from a U.S. REIT (whether or not domestically controlled) attributable to FIRPTA gain will continue to be subject to the withholding rules described above provided the Fund would otherwise be classified as a qualified investment entity.

Because the Fund expects to invest less than 50% of its assets at all times, directly or indirectly, in U.S. real property interests, the Fund expects that neither gain on the sale or redemption of Fund Shares nor Fund dividends and distributions would be subject to FIRPTA reporting and tax withholding.

U.S. Estate Tax. Transfers by gift of Shares of the Fund by a foreign Shareholder who is a nonresident alien individual will not be subject to U.S. federal gift tax. An individual who, at the time of death, is a non-U.S. Shareholder will nevertheless be subject to U.S. federal estate tax with respect to Fund Shares at the graduated rates applicable to U.S. citizens and residents, unless a treaty exemption applies.  If a treaty exemption is available, a decedent’s estate may nonetheless need to file a U.S. estate tax return to claim the exemption in order to obtain a U.S. federal transfer certificate.  The transfer certificate will identify the property (i.e., Fund Shares) as to which the U.S. federal estate tax lien has been released. In the absence of a treaty, there is a $13,000 statutory estate tax credit (equivalent to U.S. situs assets with a value of $60,000).  For estates with U.S. situs assets of not more than $60,000, the Fund may accept, in lieu of a transfer certificate, an affidavit from an appropriate individual evidencing that decedent’s U.S. situs assets are below this threshold amount.  In addition, a partial exemption from U.S. estate tax may apply to Fund Shares held by the estate of a nonresident decedent.  The amount treated as exempt is based upon the proportion of the assets held by the Fund at the end of the quarter immediately preceding the decedent's death that are debt obligations, deposits, or other property that generally would be treated as situated outside the United States if held directly by the estate. This partial exemption applies to decedents dying after December 31, 2004 and before January 1, 2012, unless such provision is extended, possibly retroactively to January 1, 2012, or made permanent.

U.S. Tax Certification Rules. Special U.S. tax certification requirements may apply to non-U.S. Shareholders both to avoid U.S. backup withholding imposed at a rate of 28% (subject to increase to 31% as described above) and to obtain the benefits of any treaty between the United States and the Shareholder’s country of residence.  In general, a non-U.S. Shareholder must provide a Form W-8 BEN (or other applicable Form W-8) to establish that you are not a U.S. person, to claim that you are the beneficial owner of the income and, if applicable, to claim a reduced rate of, or exemption from, withholding as a resident of a country with which the United States has an income tax treaty.  A Form W-8 BEN provided without a U.S. taxpayer identification number will remain in effect for a period beginning on the date signed and ending on the last day of the third succeeding calendar year unless an earlier change of circumstances makes the information on the form incorrect.  Certain payees and payments are exempt from backup withholding.

The tax consequences to a non-U.S. Shareholder entitled to claim the benefits of an applicable tax treaty may be different from those described herein. Non-U.S. Shareholders are urged to consult their own tax advisors with respect to the particular tax consequences to them of an investment in the Fund, including the applicability of foreign tax.

Foreign Account Tax Compliance Act (“FATCA”).  Under the Foreign Account Tax Compliance Act, the relevant withholding agent may be required to withhold 30% of: (a) income dividends paid after December 31, 2013 and (b) certain capital gains distributions and the proceeds of a sale of Shares paid after December 31, 2016 to (i) a foreign financial institution (“FFI”) unless the FFI becomes a “participating FFI” by entering into a U.S. tax compliance agreement with the IRS under section 1471(b) of the Internal Revenue Code (“FFI agreement”) and thereby agrees to verify, report and disclose certain of its U.S. accountholders and meets certain other specified requirements or (ii) a non-financial foreign entity that is the beneficial owner of the payment unless such entity certifies that it does not have any substantial U.S. owners or provides the name, address and taxpayer identification number of each substantial U.S. owner and such entity meets certain other specified requirements.  These requirements are different from, and in addition to, the U.S. tax certification rules described above.  The scope of these requirements remains unclear, and Shareholders are urged to consult their tax advisors regarding the application of these requirements to their own situation.

Alternatively, the U.S. Treasury is in various stages of negotiations with a number of foreign governments with respect to one or more other approaches to implement FATCA.  Under one proposed model agreement, FFIs located in a foreign country that enters into an intergovernmental agreement with the U.S. Treasury would be required to report U.S.-owned account information directly to their local tax authority, rather than to the IRS. The local tax authority would then automatically share that information with the IRS.  Under another approach, FFIs located in a foreign country that enters into an intergovernmental agreement would not need to enter into a separate FFI Agreement with the IRS, provided each FFI registers with the IRS.  Under this approach, the FFIs would be required to report U.S.-owned account information directly to the IRS as opposed to reporting via the local tax authority.

Effect of Future Legislation; Local Tax Considerations
The foregoing general discussion of U.S. federal income tax consequences is based on the Internal Revenue Code and the regulations issued thereunder as in effect on the date of this Statement of Additional Information. Future legislative or administrative changes, including provisions of current law that sunset and thereafter no longer apply, or court decisions may significantly change the conclusions expressed herein, and any such changes or decisions may have a retroactive effect with respect to the transactions contemplated herein. Rules of state and local taxation of ordinary income, qualified dividend income and capital gain dividends may differ from the rules for U.S. federal income taxation described above. Distributions may also be subject to additional state, local and foreign taxes depending on each Shareholder’s particular situation.  Non-U.S. Shareholders may be subject to U.S. tax rules that differ significantly from those summarized above. Shareholders are urged to consult their tax advisors as to the consequences of these and other state and local tax rules affecting investment in the Fund.

DETERMINATION OF NET ASSET VALUE

The following information supplements and should be read in conjunction with the section in the Prospectus entitled “Determination of Net Asset Value.”

The NAV per Share of the Fund is computed by dividing the value of the net assets of the Fund (i.e., the value of its total assets less total liabilities) by the total number of Shares outstanding, rounded to the nearest cent.  Expenses and fees including, without limitation, the management fees, are accrued daily and taken into account for purposes of determining NAV.  The NAV per Share is calculated by the Fund’s custodian and determined as of the close of the regular trading session on the NYSE (ordinarily 4:00 p.m., Eastern time) on each day that such exchange is open.

In computing the Fund’s NAV, the Fund’s securities holdings traded on a national securities exchange are valued based on its last sale price.  Price information on listed securities is taken from the exchange where the security is primarily traded.  Securities regularly traded in an over-the-counter market are valued at the latest quoted sale price in such market or, in the case of the NASDAQ, at the NASDAQ official closing price.  Other portfolio securities and assets for which market quotations are not readily available are valued based on fair value as determined in good faith in accordance with procedures adopted by the Board.

DIVIDENDS AND DISTRIBUTIONS

The following information supplements and should be read in conjunction with the section in the Prospectus entitled “Dividends and Distributions.”

General Policies. The officers of the Fund are authorized in their discretion not to pay a dividend for the Fund if such officers determine that the cost of paying the dividend (including costs borne by the Fund for printing and mailing dividend checks) exceeds the amount of income or excise tax that is payable by the Fund as a result of not paying the dividend.  Subject to the foregoing, the Fund expects to declare and pay all of its investment income, if any, to Shareholders as dividends annually.  Distributions of net realized securities gains, if any, generally are declared and paid once a year, but the Fund may make distributions on a more frequent basis.  The Fund reserves the right to declare special distributions if, in its reasonable discretion, such action is necessary or advisable to preserve the status of the Fund as a regulated investment company under the Internal Revenue Code, or to avoid imposition of income or excise taxes on undistributed income.

Dividends and other distributions on Fund Shares are distributed on a pro rata basis to the Shareholders.

FINANCIAL STATEMENTS

As of the date of this SAI, the Fund have not commenced operations. Accordingly, no financial statements are provided for the Fund.

APPENDIX A

EGA Frontier Diversified Core Fund

Proxy Voting Policy and Procedures
EGA Frontier Diversified Core Fund (the “Fund”) has adopted this Proxy Voting Policy and Procedures (the “Fund Policy”), as set forth below, in recognition of the fact that proxy voting is an important component of investment management and must be performed in a dutiful and purposeful fashion in order to advance the best interests of shareholders of the Fund.

The Fund or the Adviser may retain a proxy voting service (“Proxy Voting Service”) to provide assistance regarding the objective review and voting of proxies on any assets held by the Fund that invest in the securities consistent with this Policy.

Shareholders of the Fund expect the Fund to vote proxies received from issuers whose voting securities are held by the Fund. The Fund exercises its voting responsibilities as a fiduciary, with the goal of maximizing the value of the Fund’s and its shareholders’ investments. The Fund seeks to ensure that proxies are voted in the best interests of the Fund and Fund shareholders.

I. Delegation of Proxy Voting to Adviser

The Adviser, Emerging Global Advisors, LLC, shall vote proxies relating to securities held by the Fund and, in that connection subject to any further policies and procedures contained herein, shall use proxy voting policies and procedures (“Proxy Policy”) adopted by the Adviser in conformance with Rule 206(4)-6 under the Investment Advisers Act of 1940, as amended (“Advisers Act”).  The Fund may refrain from voting if doing so would be in the Fund’s and its shareholders’ best interests. These circumstances may arise, for example, when the expected cost of voting exceeds the expected benefits of voting, when exercising the vote results in the imposition of trading or other restrictions.

II. Material Conflicts of Interest

If the Adviser knows that a vote presents a material conflict between the interests of: (a) shareholders of the Fund and (b) the Adviser, principal underwriter, or any of their affiliated persons, and (ii) the Adviser does not propose to vote on the particular issue in the manner prescribed by its Proxy Policy, then the Adviser will follow the material conflict of interest procedures set forth in its Proxy Policy when voting such proxies.

III. Disclosure of Proxy Voting Policies and Procedures in the Fund’s Statement of Additional Information
(“SAI”)

The Fund shall include in its SAI a summary of the Fund Policy and the Proxy Policy. In lieu of including a summary of its policy, the Fund may include the policies in full.

IV. Disclosure of Proxy Voting Policies and Procedures in Annual and Semi-Annual Shareholder Reports

The Fund shall disclose in its annual and semi-annual shareholder reports that a description of the Fund Policy and the Fund’s proxy voting record for the most recent 12 months ended ___ are available on the Securities and Exchange Commission’s (“SEC”) website, and without charge, upon request, by calling a specified toll-free telephone number. The Fund will send the foregoing documents within three business days of receipt of a request, by first-class mail or other means designed to ensure equally prompt delivery.

V. Adviser and Fund CCO Responsibilities

The Fund has delegated proxy voting authority with respect to the Fund’s portfolio securities to the Fund’s Adviser, as set forth above. Consistent with this delegation, the Adviser is responsible for the following:

1) Implementing written policies and procedures, in compliance with Rule 206(4)-6 under the Advisers Act, reasonably designed to ensure that the Adviser votes portfolio securities in the best interest of shareholders of the Fund owning the portfolio securities voted.

2) Providing to the Fund’s Chief Compliance Officer (“CCO”) a summary of the material changes to a Proxy Policy during the period covered by the CCO’s annual compliance report to the Board, and a redlined copy of such Proxy Policy as applicable.

3) The CCO shall review all Proxy Policies at least annually to ensure that they are in compliance with Rule 206(4)- 6 under the Advisers Act, and appear reasonably designed to ensure that the Adviser votes portfolio securities in the best interest of shareholders of the Fund owning the portfolio securities voted.

VI. Review Responsibilities

The Fund or the Adviser may retain a Proxy Voting Service to coordinate, collect, and maintain all proxy-related information, and to prepare and file the Fund’s reports on Form N-PX with the SEC.  The Adviser will review the Fund’s voting records maintained by the Proxy Voting Service in accordance with the following procedures: on a quarterly basis, select a sample of proxy votes from those submitted and review them against the Proxy Voting Service files for accuracy of the votes.

VII. Preparation and Filing of Proxy Voting Record on Form N-PX

The Fund will annually file its complete proxy voting record with the SEC on Form N-PX.  The Form N-PX shall be filed for the twelve months ended [        ] no later than  [        ] of that year.

The Fund Administrator will be responsible for oversight and completion of the filing of the Fund’s reports on Form N-PX with the SEC.  The Proxy Voting Service will prepare the EDGAR version of Form N-PX and will submit it to the Fund Administrator for review and approval prior to filing with the SEC; the Fund Administrator in turn will submit it to the Adviser for review and approval prior to filing with the SEC. The Fund Administrator will file Form N-PX for each twelve-month period ended  [        ] and the filing for each year will be made with the SEC on or before [        ] of that year.

VIII. Recordkeeping

Documentation of all votes for the Fund will be maintained by the Adviser, and/or the Proxy Voting Service.

APPENDIX B

The Fund has delegated to EGA the authority and responsibility for voting proxies on the portfolio securities held by the Fund.  EGA understands that proxy voting is an integral aspect of investment management. Accordingly, proxy voting must be conducted with the same degree of prudence and loyalty accorded any fiduciary or other obligation of an investment manager.

Emerging Global Advisors, LLC
PROXY VOTING POLICY

INTRODUCTION

An investment adviser generally has the authority to vote proxies relating to such securities on behalf of its clients. Pursuant to Rule 206(4)-6 under the Advisers Act, registered investment advisers that exercise voting authority over securities held in client portfolios are required to implement proxy voting policies and describe those policies to their clients. The policies and procedures must be reasonably designed to ensure that the adviser votes client securities in a manner consistent with the best interests of such client.

POLICIES

As a general policy, the Adviser will vote proxy proposals, consents or resolutions relating to client securities (collectively, “proxies”), in a manner that serves the best interests of the client accounts it manages. Best interest will be determined by the Adviser in its discretion, taking into account relevant factors, including, but not limited to:
• the impact on the value of the securities;
• the anticipated costs and benefits associated with the proposal;
• the effect on liquidity; and
• customary industry and business practices.

In voting proxies, the Adviser will not consider the interests that the Adviser, its management or its affiliates might have in a particular voting matter. Investment company clients are subject to further requirements under the 1940 Act regarding the disclosure of actual proxy voting records to shareholders, and the process by which proxies are voted on shareholder’s behalf.

As a general matter of policy, the Adviser will assist its investment company clients and their respective fund administration agents with respect to the fund clients’ annual Form N-PX filings.

A. Routine Matters

Routine matters are typically proposed by management (as defined below) of a company and meet the following criteria: (i) they do not measurably change the structure, management, control or operation of the company; (ii) they do not measurably change the terms of, or fees or expenses associated with, an investment in the company; and (iii) they are consistent with customary industry standards and practices, as well as the laws of the state of incorporation applicable to the company.

For routine matters, the Adviser will vote in accordance with the recommendation of the company’s management or directors (collectively, the “Management”), as applicable, unless, in the Adviser’s opinion, such recommendation is not in the best interests of the client.

Examples of routine matters are set forth below:

General Matters
The Adviser will generally vote for the following proposals:
• to set time and location of annual meeting;
• to change the fiscal year of the company; and
• to change the name of a company.

Board Members
The Adviser will generally vote for Management proposals to elect or re-elect board members.

The Adviser will generally vote for proposals to increase fees paid to board members, unless it determines that the compensation exceeds market standards.

Capital Structure
The Adviser will generally vote for proposals to change capitalization, including to increase authorized common shares or to increase authorized preferred shares, as long as the proposal does not either: (i) establish a class or classes of shares or interests with terms that may disadvantage the class held by any of the Adviser’s clients or (ii) result in disproportionate voting rights for preferred shares or other classes of shares or interests.

Appointment of Auditors
The Adviser will generally vote for the approval of auditors and proposals authorizing the board to fix auditor fees, unless the Adviser has serious concerns about the audit procedures used, or feels that the auditors are being charged without explanation.

B. Non- Routine Matters

Non-routine matters involve a variety of issues and may be proposed by a company’s management or beneficial owners (i.e., shareholders, members, partners, etc. (collectively, the “Owners”)). These proxies may involve one or more of the following: (i) a measurable change in the structure, management, control or operation of the company; (ii) a measurable change in the terms of, or fees or expenses associated with, an investment in the company; or (iii) a change that is inconsistent with industry standards and/or the laws of the state of incorporation applicable to the company.

Examples of routine matters are set forth below:

1. Board Members
a. Term Limits. The Adviser will generally vote for proposals to require a reasonable retirement age
(e.g., 72) for board members, and will vote on a case-by-case basis on proposals to attempt to limit tenure.
b. Replacement. The Adviser will generally vote against proposals that make it more difficult to replace board members, including the following proposals:
• To stagger the board;
• To overweight company Management on the board;
• To introduce cumulative voting (cumulative voting allows the owners to “stack” votes behind one or a few individuals for a position on the board, thereby giving minority owners a greater chance of electing the board member(s));
• To introduce unequal voting rights;
• To create supermajority voting; or
• To establish pre-emptive rights.

c. Liability and Indemnification. In order to promote accountability, the Adviser will generally vote against proposals to limit the personal liability of board members for any breach of fiduciary duty or failure to act in good faith.

d. Ownership Issues. The Adviser will generally vote for proposals that require Management to own a minimum interest in the company. The purpose of this policy is to encourage the alignment of Management’s interests with the interests of the company’s owners. However, the Adviser will generally vote against proposals for stock options or other compensation that grant an ownership interest for Management if such proposals offer greater than 15% of the outstanding securities of a company because such options may dilute the voting rights of other owners of the company.

2. Compensation, Fees and Expenses
In general, the Adviser will vote against proposals to increase compensation, fees or expenses applicable to the company’s owners, unless the Adviser determines that the benefits resulting to the company and its owners justifies the increased compensation, fees or expenses.

3. Voting Rights
The Adviser will generally vote against the following proposals:
• To introduce unequal voting or dividend rights among the classes;
• To change the amendment provisions of a company’s charter documents by removing owner approval requirements;
• To require supermajority (two-thirds of outstanding votes) approval for votes rather than a simple majority
(half of outstanding votes);
• To restrict the owners’ right to act by written consent; or
• To restrict the owners’ right to call meetings, propose amendments to the articles of incorporation or other governing documents of the company or nominate board members.
The Adviser will generally vote for proposals that eliminate any of the foregoing rights or requirements.

4. Takeover Defenses and Related Actions
The Adviser will generally vote against any proposal to create any plan or procedure designed primarily to discourage a takeover or other similar action, including “poison pills.” Examples of “poison pills” include:
• Large increases in the amount of stock authorized but not issued;
• Blank check preferred stock (stock with a fixed dividend and a preferential claim on company assets relative to common shares, the terms of which are set by the board at a future date without further action by the owners);
• Compensation that would act to reward Management as a result of a takeover attempt, whether successful or not, such as revaluing purchase price of stock options, or “golden parachutes”;
• Fixed price amendments that require a certain price to be offered to all owners based on a fixed formula;
and
• Greenmail provisions that allow a company to make payments to a bidder in order to persuade the bidder to abandon its takeover plans.
The Adviser will generally vote for proposals that eliminate any of the foregoing rights or requirements, as well as proposals to:
• Require that golden parachutes or golden handcuffs be submitted for ratification by the owners;
• To opt out of state anti-takeover laws deemed by the Adviser to be detrimental.
The Adviser will generally vote on a case-by-case basis regarding other proposals that may be used to prevent takeovers, such as the establishment of employee stock purchase or ownership plans.

5. Reincorporation
The Adviser will generally vote for a change in the state of incorporation if the change is for valid business reasons
(such as reincorporating in the same state as the headquarters of the controlling company).

6. Debt Issuance and Pledging of Assets for Debt
The Adviser will generally vote proxies relating to the issuance of debt, the pledging of assets for debt, and an increase in borrowing powers on a case-by-case basis, taking into consideration relevant factors, including, for example:
• The potential increase in the company’s outstanding interests or shares, if any (e.g., convertible bonds).
• The potential increase in the company’s capital, if any, over the current outstanding capital.

7. Mergers or Acquisitions
The Adviser will vote proxies relating to mergers or acquisitions on a case-by-case basis, but will generally vote for any proposals that the Adviser believes will offer fair value to its clients.

8. Termination or Liquidation of the Company
The Adviser will vote proxies relating to the termination or liquidation of a company on a case-by-case basis, taking into consideration one or more of the following factors:
• Terms of liquidation;

• Past performance of the company; and
• Strategies employed to save the company.

9. Social & Environmental Issues and Corporate Responsibility
The Adviser will vote proxies relating to social and environmental issues on a case-by-case basis, but will generally vote for any proposals that will reduce discrimination and pollution, improve protections to minorities and disadvantaged classes, and increase conservation of resources and wildlife.
The Adviser will generally vote against any proposals that place arbitrary restrictions on the company’s ability to invest, market, enter into contractual arrangements or conduct other activities. The Adviser will also generally vote against proposals:
• To bar or restrict charitable contributions; or
• To limit corporate political activities.

10. All Other Matters
All other decisions regarding proxies will be determined on a case-by-case basis taking into account the general policy, as set forth above.

C. Abstaining from Voting or Affirmatively Not Voting

The Adviser may abstain from voting (which generally requires submission of a proxy voting card) or affirmatively decide not to vote if it determines that abstaining or not voting is in the best interests of its clients. In making such a determination, the Adviser will consider various factors, including, but not limited to; (i) the costs associated with exercising the proxy (e.g., translation or travel costs); and (ii) any legal restrictions on trading resulting from the exercise of a proxy. Furthermore, the Adviser will not abstain from voting or affirmatively decide not to vote merely to avoid a conflict of interest.

PROCEDURES

The Adviser’s CCO or designee is responsible for the implementation, monitoring and review of the Adviser’s proxy voting policies and procedures.

To implement its policies, the Adviser has adopted the following procedures:
• Designated Adviser personnel (e.g., analysts), will be responsible for voting each proxy. Such personnel will obtain a determination from Adviser management as to how to vote the proxies in accordance with the policies. Upon making a decision, the proxy will be executed and returned to the analyst for submission to the company. The analysts are responsible for the actual voting of all proxies in a timely manner.
• In the event the Adviser determines that the client should rely on the advice of an independent third party or a committee regarding the voting of a proxy, the Adviser will submit the proxy to such third party or committee for a decision. The proxy will be executed in accordance with such third party’s or committee’s decision.
• Upon receipt of an executed proxy, the analyst will update the clients’ proxy voting record.
• The Adviser shall retain written or electronic copies of each proxy statement received and of each executed proxy. Records relating to each proxy must include (i) the voting decision with regard to each proxy; and
(ii) any documents created by the analyst, management or third party, that were material to making the voting decision. These records will be reviewed by the Adviser’s CCO.
• Such records shall be retained in the Adviser’s offices for two years from the end of the fiscal year during which the record was created, and for an additional three years in an easily accessible place.
The Adviser will maintain a record of each written request from a client for proxy voting information and the
Adviser’s written response to any request (oral or written) from a client for proxy voting information. All such communications will be reviewed by the Adviser’s CCO.

Conflicts of Interest:
At times, conflicts may arise between the interests of one or more of the Adviser’s clients, on the one hand, and the interests of the Adviser or its affiliates, on the other hand. If the Adviser determines that it has, or may be perceived to have, a conflict of interest when voting a proxy, the Adviser will address matters involving such conflicts of interest as follows:

If a proposal is addressed by the specific policies herein, the Adviser will vote in accordance with such policies.

A. If the Adviser believes it is in the best interest of its clients to depart from the specific policies provided for herein, the Adviser will be subject to the requirements of C or D below, as applicable;

B. If the proxy proposal is (1) not addressed by the specific policies or (2) requires a case-by-case determination by the Adviser, the Adviser may vote such proxy as it determines to be in the best interest of the clients, without taking any action described in D below, provided that such vote would be against the Adviser’s own interest in the matter (i.e., against the perceived or actual conflict). The Adviser will memorialize the rationale of such vote in writing;

C. If the proxy proposal is (1) not addressed by the specific policies or (2) requires a case-by-case determination by the Adviser, and the Adviser believes it should vote in a way that may also benefit, or be perceived to benefit, its own interest, then the Adviser must take one of the following actions in voting such proxy: (a) delegate the voting decision for such proxy proposal to an independent third party; or (b) obtain approval of the decision from the Adviser’s senior management or the CCO; and

D. If the Adviser determines that it has a conflict of interest with respect to voting proxies on behalf of a fund, then the Adviser shall contact the chairman of the fund’s Board of Trustees and the fund’s CCO. In the event that such parties determine that a conflict of interest exists, the chairman shall submit the matter for determination to another member of the board who is not an “interested person” of the fund, as defined in the 1940 Act, as amended. In making a determination, the chairman will consider the best interests of the fund’s shareholders and may consider the recommendations of the adviser or independent third parties that evaluate proxy proposals. The Adviser will vote the proposal according to the determination and maintain records relating to this process.

EGA FRONTIER DIVERSIFIED CORE FUND
PART C – OTHER INFORMATION

ITEM 25. Financial Statements and Exhibits

(1) Financial Statements

Part A	None

Part B	Financial statements included in the Statement of Additional Information.(2)

(2) Exhibits:

(a)(1)	Certificate of Trust of the Registrant, dated December 14, 2012.(1)
(a)(2)	Agreement and Declaration of Trust of the Registrant, dated December 14, 2012.(1)
(b)	By-Laws of the Registrant.(1)
(c)	Not applicable.
(d)	Not applicable.
(e)	Form of Dividend Reinvestment Plan.(2)
(f)	Not applicable.
(g)	Form of Investment Advisory Agreement between the Registrant and Invesco Advisers, Inc.(2)
(h)(1)	Not applicable. [Form of Underwriting Agreement.](2)
(h)(2)	Not applicable. [Form of Master Agreement Among Underwriters.](2)
(h)(3)	Form of Standard Dealer Agreement.(2)
(i)	Not applicable.
(j)	Form of Master Custodian Agreement.(2)
(k)(1)	Form of Transfer Agency and Services Agreement.(2)
(k)(2)	Form of Master Administrative Services Agreement.(2)
(l)	Consent of Counsel (Stradley, Ronon, Stevens & Young, LLP).(1)
(m)	Not applicable
(n)	Consent of Independent Registered Public Accounting Firm.(2)
(o)	Not applicable.
(p)	Form of Subscription Agreement.(2)
(q)	Not applicable.
(r)	Code of Ethics.(2)
Other	Power of Attorney.(2)
(1)               Filed herewith.
(2)               To be filed by amendment.

ITEM 26. Marketing Arrangements

Not applicable.

ITEM 27. Other Expenses of Issuance and Distribution

        The following table shows the fees and expenses, other than underwriting discount, to be paid by us in connection with the sale and distribution of the securities being registered hereby. All amounts except the SEC registration fee and the Financial Industry Regulatory Authority, Inc. filing fee are estimates.

Securities and Exchange Commission registration fee	$	*
New York Stock Exchange listing fees		*
Financial Industry Regulatory Authority fees		*
Printing and engraving expenses		*
Accounting fees and expenses		*
Legal fees and expenses		*
Blue Sky filing fees and expenses		*
Miscellaneous		*

Total		*

*    To be furnished by amendment.

ITEM 28. Persons Controlled by or Under Common Control with Registrant.

None.

ITEM 29. Number of Holders of Securities.

Title of Class	Number of Record Holders
Common shares, without par value	None

ITEM 30. Indemnification.

Indemnification.  Article VII of the Agreement and Declaration of Trust (December 14, 2012), which is filed herewith.

Under the terms of the Delaware Statutory Trust Act (“DSTA”) and the Registrant's Agreement and Declaration of Trust (“Declaration of Trust”), no officer or trustee of the Registrant shall have any liability to the Registrant, its shareholders, or any other party for damages, except to the extent such limitation of liability is precluded by Delaware law, the Declaration of Trust or the By-Laws of the Registrant.

Subject to the standards and restrictions set forth in the Declaration of Trust, DSTA, Section 3817, permits a statutory trust to indemnify and hold harmless any trustee, beneficial owner or other person from and against any and all claims and demands whatsoever.  DSTA, Section 3803 protects trustees, officers, managers and other employees, when acting in such capacity, from liability to any person other than the Registrant or beneficial owner for any act, omission or obligation of the Registrant or any trustee thereof, except as otherwise provided in the Declaration of Trust.

(a) Indemnification of the Trustees and officers of the Registrant is provided for in Article VII of the Registrant's Agreement and Declaration of Trust effective December 14, 2012, which is filed herewith.

ITEM 31. Business and Other Connections of Investment Adviser

Investment Adviser

Emerging Global Advisors, LLC, a Delaware limited liability company, is a federally registered investment adviser with its principal offices located at 155 West 19th Street, 3rd Floor, New York, NY 10011.  Emerging Global Advisors, LLC is primarily engaged in providing investment management services.  Additional information regarding Emerging Global Advisors, LLC, and information as to the officers and directors of Emerging Global Advisors, LLC, is included in its Form ADV, as filed with the SEC (registration number 801-69832) and is incorporated herein by reference.

ITEM 32. Location of Accounts and Records

All accounts and records required to be maintained by Section 31(a) of the Investment Company Act of 1940 and the rules under that section are maintained at 155 West 19th Street, 3rd Floor, New York, NY 10011.

ITEM 33. Management Services

Not applicable.

ITEM 34. Undertakings

        Insofar as indemnification for liability arising under the Securities Act of 1933 may be permitted to Trustees, officers and controlling persons of the Registrant pursuant to the provisions described in response to Item 30, or otherwise, the Registrant has been advised that in the opinion of the SEC such indemnification is against public policy as expressed in the Act and is, therefore, unenforceable.  In the event that a claim for indemnification against such liabilities (other than the payment by the registrant of expenses incurred or paid by a Trustee, officer or controlling person of the Registrant in the successful defense of any action, suit or proceeding) is asserted by such Trustee, officer or controlling person in connection with the securities being registered, the Registrant will, unless in the opinion of its counsel the matter has been settled by controlling  precedent, submit to a court of appropriate jurisdiction the question whether such indemnification by it is against public policy as expressed in the Act and will be governed by the final adjudication of such issue.

SIGNATURES

Pursuant to the requirements of the Securities Act of 1933 and the Investment Company Act of 1940, the Registrant has duly caused this Registration Statement to be signed on its behalf by the undersigned, thereunto duly authorized, in the City of New York and the State of New York on the 21 day of December, 2012.

EGA FRONTIER DIVERSIFIED CORE FUND

By:	/s/ Robert C. Holderith
Robert C. Holderith
President and Chairman

Pursuant to the requirements of the Securities Act of 1933, as amended, this Registration Statement has been signed below by the following persons in the capacities and on the date indicated.

Signatures		Title	Date

(1) President and Trustee

By	/s/ Robert C. Holderith	Trustee	December 21, 2012
Robert C. Holderith

(2)	Trustee

By	/s/ Marten S. Hoekstra	Trustee	December 21, 2012
Marten S. Hoekstra

(3)	Trustee

By	/s/ Susan M. Ciccarone	Trustee	December 21, 2012
Susan M. Ciccarone

EGA FRONTIER DIVERSIFIED CORE FUND

Exhibit Index

Exhibit No.	Exhibit Name

(a)(1)	Certificate of Trust of the Registrant, dated December 14, 2012.

(a)(2)	Agreement and Declaration of Trust of the Registrant, dated December 14, 2012.

(b)	By-Laws of the Registrant, dated December 14, 2012.